UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2014

Date of reporting period:  February 28, 2014

Item 1. Reports to Stockholders.

ORINDA FUNDS

Annual Report
February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund
Class A Shares – OHEAX
Class I Shares – OHEIX

Orinda SkyView Macro Opportunities Fund
Class A Shares – OMOAX
Class I Shares – OMOIX

Table of Contents

Message from the President	3
Performance Overview	5
Commentary	7
Orinda SkyView Multi-Manager Hedged Equity Fund
Sector Allocation of Portfolio Assets	24
Schedule of Investments	25
Schedule of Securities Sold Short	34
Schedule of Options Written	40
Schedule of Open Futures Contracts	40
Orinda SkyView Macro Opportunities Fund
Sector Allocation of Portfolio Assets	41
Schedule of Investments	42
Schedule of Securities Sold Short	48
Schedule of Options Written	49
Schedule of Futures Contracts	50
Financial statements
Statements of Assets and Liabilities	52
Statements of Operations	54
Statements of Changes in Net Assets
Orinda SkyView Multi-Manager Hedged Equity Fund	56
Orinda SkyView Macro Opportunities Fund	58
Statement of Cash Flows
Orinda SkyView Multi-Manager Hedged Equity Fund	59
Orinda SkyView Macro Opportunities Fund	60
Financial Highlights
Orinda SkyView Multi-Manager Hedged Equity Fund	61
Orinda SkyView Macro Opportunities Fund	63
Notes to the Financial Statements	65
Report of Independent Registered Public Accounting Firm	85
Expense Example	86
Notice to Shareholders	88
Management	89
Approval of Investment Advisory and Sub-Advisory Agreements
Orinda SkyView Multi-Manager Hedged Equity Fund	91
Approval of Investment Advisory and Sub-Advisory Agreements
Orinda SkyView Macro Opportunities Fund	94
Privacy Notice	Inside Back Cover

Message from the President

We are pleased to provide the annual report information for the Orinda Funds for the fiscal period ended February 28, 2014.

Our Funds seek to provide attractive long-term risk-adjusted returns across the range of market environments and are designed to help investors diversify a traditional long-only stock and bond portfolio.

For decades, institutional investors have included alternative investment strategies in their investment portfolios; for most mutual fund investors, access to institutional-caliber alternative strategies has been limited. Orinda Asset Management, LLC was formed to bring alternative investment strategies to the professional advisor community in a user-friendly, cost-efficient structure by employing independent sub-advisors to manage our mutual funds offering daily liquidity.

Our firm is predicated upon the principle that, over time, our clients’ success translates into the success of the firm.

We thank you for your investment in the Funds, and for the trust you have placed in Orinda Asset Management.

Craig Kirkpatrick
President
Orinda Asset Management, LLC

ORINDA SKYVIEW MULTI-MANAGER HEDGED EQUITY FUND

The Orinda SkyView Multi-Manager Hedged Equity Fund seeks to achieve long-term capital appreciation. In pursuing its objective, the Fund looks to emphasize risk-adjusted returns and reduced volatility compared to traditional broad-based equity market indices.

The Fund’s performance for the fiscal year ended February 28, 2014, as well as the performance for the S&P 500® Index, Russell 2000® Index and HFRX Equity Hedge Index for this same period, is shown in the table below.

ORINDA SKYVIEW MULTI-MANAGER HEDGED EQUITY FUND
Annualized Returns		Since Inception
as of 2/28/14	1 year	(3/31/11)
PERFORMANCE AT NAV without sales charge
Class A share	9.73%	3.86%
Class I share	10.06%	4.18%

S&P 500® Index	25.37%	14.78%
Russell 2000® Index	31.56%	13.86%
HFRX Equity Hedge Index	8.76%	-0.40%
PERFORMANCE AT MOP includes maximum sales charge
Class A share	4.24%	2.04%

Fund Expense Caps* as of 1/1/14:  Class A share 2.75%; Class I share 2.44%.  Expense Ratio as of 1/1/14:  Class A share 4.57% net (4.57% gross); Class I share 4.37% net (4.39% gross).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for 60 days or less. If it did, total return would be reduced. Performance data shown at MOP (Maximum Offering Price) reflects the Class A maximum sales charge of 5.00%. Performance data shown at NAV does not reflect the deduction of the sales load. Investment performance reflects fee waivers in effect. In the absence of such waivers total return would be reduced.

*
The Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”) of 0.05%,  taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 2.75% and 2.44% of average daily net assets of the Fund’s Class A and Class I shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least June 27, 2014, and may be terminated only by the Trust’s Board of Trustees.

PERFORMANCE OVERVIEW

This Fund is designed to provide a conservative method for investors to access the equities market, and over the long-term achieve equity market-like returns with less volatility. During the 12-month period from Feb. 28, 2013 – Feb 28, 2014 the S&P 500 Index returned approximately 25.37% and the Russell 2000® Index returned 31.56%, while the Fund, as represented by its Class A shares, generated a return of 9.73%. Given the Fund’s conservative posturing throughout the year, on average our managers performed better than expected considering the challenges faced when picking stocks in a market going up more than 25%. Sectors that contributed positively to the Fund’s performance include Financials and Consumer Discretionary. The Fund underperformed primarily in the Healthcare and Technology sectors. It is important to understand that the Fund is not managed to a benchmark; however, we monitor its comparative performance to these, as well as other measures, both on a relative as well as risk-adjusted basis.

The Fund also did meet our risk expectations for volatility (standard deviation of returns) and drawdown (peak to trough).

As of February 28, 2014, the Fund’s beta to the S&P 500® Index was approximately 0.51, with 75.09% gross long, 25.42% gross short, for a 49.67% net long invested posture.

The composition of the portfolio remains well diversified across industry sectors, as well as by holdings; the top 10 long positions comprised 15.90% of the Fund, and the top ten short holdings were 5.94%.

On an attribution basis, the Fund received a positive contribution from its long holdings while the short holdings detracted from the Fund’s returns over the fiscal year.  Long positions gained over 57.5% (all numbers are gross of fees), and contributed 39.8% to Fund performance.  The Financials and Consumer Discretionary sectors were the most significant contributors.  Information Technology was the only sector that detracted significantly from long performance.  Energy was the only sector that had positive contribution on the short side, while Health Care shorts were the primary detractor.

Net exposure of the Fund over the previous year ranged from approximately 35% net long to 50% net long, highlighting the prudent positioning of the sub-advisers given the cross-currents in the market.  While our sub-advisors remain cautious, especially given the tail-risks of various macro outcomes, each believes it is an environment where there will be winners and losers to choose from in a world with tepid growth.

PORTFOLIO CHARACTERISTICS as of 2/28/14		EXPOSURE as of 2/28/14
Number of Long holdings*	221	Long	75.09%
Number of Short holdings*	182	Short	25.42%
Top 10 Long holdings (% of net assets)	15.90%	Gross**	100.51%
Top 10 Short holdings (% of net assets)	-5.94%	Net	49.67%

*	Does not include Futures and Options positions.
**	Gross exposure is calculated by adding the percentage of the Fund’s capital invested in long holdings to the percentage of the Fund’s capital in short positions.

SECTOR EXPOSURE as of 2/28/14

Fund holdings and/or sector allocations are subject to change and are not recommendations to buy or sell any security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

* ETFs and Options are not GICS sectors.

Given the current market environment, we believe the Fund is well positioned to provide an opportunity for competitive risk-adjusted returns and reduced volatility when compared to traditional broad-based equity market indices.

HEDGED EQUITY FUND ANNUAL COMMENTARY HIGHLIGHTS

12-month Review

•
The Fund generated a positive return for the year while averaging net exposure less than 40%. The Fund’s standard deviation since inception is 7.02%, continuing to provide a less bumpy ride when compared to the S&P 500 Index of 16.65% and Russell 2000 Index of 23.07%.

•	Equity markets continued to rally throughout the quarter and the year, driven primarily by multiple expansion instead of earnings growth.
•
During 2013, lower quality companies (as represented by the S&P 500 Low Quality Index) trounced, by almost 1000 basis points, higher quality companies (as represented by the S&P 500 High Quality Index), making it a tough environment for shorting stocks in 2013.

What’s Ahead for Equities?

•	We believe lower equity returns from here, with greater variance among individual securities, sets the stage for skilled stock pickers to add value.
•	We believe performance will be increasingly driven by bottom-up fundamentals, rather than a “rising tide lifting all boats”.
•	Navigating increasingly volatile, richly priced stock and bond markets will demand skilled deployment of both long and short positions, pointing to the value of a hedged equity approach.
•	We expect that markets will be characterized by elevated uncertainty over the next 12–24 months as global economies grapple with debt levels, monetary policy and growth drivers.
The Fund achieved positive returns for the year aided by lower volatility during periods of market drawdowns. The U.S. equity markets continued to rally into year end.

The S&P 500 Index returned approximately 25.37% for the period ended February 28, 2014. By the end of February 28, the S&P 500 Index increased approximately 182% cumulatively from the beginning of March 2009, annualizing at approximately 23%. Much of this can be attributed to the markets rebounding off the lows of the “Great Recession” combined with extraordinarily accommodative monetary policy. This period provided a great ride for long equity and “60/40” investors. The Federal Reserve Board’s (the “Fed”) policies helped reduce the riskiness of risky assets, like equities, as well as provided a floor for fixed income. During the same period, the Long/Short HFRI Equity Hedge Index and HFRX Equity Hedge Index increased approximately 62% and 20% cumulatively (respectively), annualizing at approximately 10.17% and 3.67% respectively, with less volatility than the broader equity market.

In addition, for the two years ended December 2013, a stunning 80% approximately of the S&P 500 Index’s return can be attributed to multiple expansion and not earnings growth. Investors today are willing to pay significantly more for the same basket of earnings than they were willing to pay two years ago. Likewise, during 2013, lower quality companies as represented by the S&P 500 Low Quality Index trounced (by almost 10%) higher quality companies as represented by the S&P 500 High Quality Index.

Our expectations are for increased economic growth in the U.S. through 2014, and we believe investors will shift their focus to the impact this growth has on the fundamentals of sectors and companies. We believe this shift should provide more rewarding long and short opportunities for active managers.

Orinda SkyView Multi-Manager Hedged Equity Fund – Controlling Equity Risk

The Fund’s focus on risk mitigation through fundamental long/short hedged positions have been an important factor that drove a more stable return profile versus long-only equity strategies, exhibiting lower volatility than stocks throughout the year.

Key 12-month performance drivers:

•	Long Technology, Industrials, and Healthcare positions contributed most to the quarter’s performance.
•	Most shorts detracted from returns during the quarter and the year, particularly Consumer Discretionary shorts.
•	Net exposure came down throughout the year as managers sold off longs that reached their price targets and established new shorts they believe will ultimately have negative catalysts and decline.
•	Our concentrated value and diversified small cap growth managers performed particularly well, as they generated significant alpha on their longs.
•
Our managers are quite confident in the downside potential of their short portfolios. While the year ended February 28, 2014 provided few opportunities for this to be demonstrated, there were months like August when the market was down approximately 0.3% and the fund was basically flat due to the short portfolio.

In other words, we believe we are entering a period in which a rising tide will not lift all boats, but one in which skill in navigating choppy waters will determine whether a given investment strategy sinks or swims.

LOOKING AHEAD

Orinda SkyView Multi Manager Hedged Equity Fund – Controlling Equity Risk

As we begin the year, the Fund is approximately 75% long and 25% short for a net exposure of 50%. Given that shorting individual stocks last year was a difficult proposition, especially in light of lower quality companies out performing higher quality companies by some 1000 basis points, we believe the stage is set to be able to potentially generate additional alpha on the short side.

As a quick reminder, we constructed the Fund in a way we believe provides the best probability to meet our client’s long term investment objectives of equity market-like returns with less volatility. As we seek to achieve this goal, we believe it’s imperative to diversify across:

1)	Styles (value, growth)
2)	Capitalizations (small, mid, large) long and short
3)	Strategies (concentrated, diversified, buy and hold, tactical).

This diversification provides the blueprint for the role we need managers to play in the portfolio. While any individual manager may be good at some of the above, no manager is good at all of them. There are times when all the managers are contributing and times when some are out of favor, but, we believe in the long run having skilled managers across the style and strategies above should increase our chances of success.

For example, our best performing manager on the long side is still finding a number of attractive stocks. This manager is in the portfolio to attempt to provide outsized returns during up markets. Another manager focused in the technology sector is looking to the cloud as a growing force in computing, storage and processing power but is also focused on shorting stocks in the technology area, seeking to add stability to the portfolio during market corrections. And yet another manager sees small cap stocks reacting more to the fundamentals in 2014, while expecting volatility to increase with the removal of the Fed risk put.

Our job, as allocators of capital amongst the managers, is to find the right mix of styles, capitalizations and strategies given the market environment. Generating a positive return last year while only being exposed to the market some 40% provided our clients access to the equities market, while controlling equity risk.

Active managers have faced many challenges over the past five years, particularly long/short managers. We believe that investors in active managers have the potential to be rewarded for their patience as the market begins to focus more on specific company and sector fundamentals.

We believe lower equity returns from here, with greater variance among individual securities, sets the stage for a stock picker’s market.  We believe that our stable of experienced Hedged Equity managers have the skills to generate risk-adjusted returns and reduced volatility compared to traditional broad-based equity market indices.

We thank you for your investment in the Funds, and for the trust you have placed in Orinda Asset Management.

Craig Kirkpatrick	Steven Turi
President and Portfolio Manager	Chief Investment Officer and Portfolio Manager
Orinda Asset Management, LLC	SkyView Investment Advisors

ORINDA SKYVIEW MACRO OPPORTUNITIES FUND

The Orinda SkyView Macro Opportunities Fund seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.

The Fund’s performance for the fiscal period of February 28, 2013 through February 28, 2014, as well as the performance for the BoA Merrill Lynch 3-month Treasury Bill Index for this same period, is shown in the table below.

ORINDA SKYVIEW MACRO OPPORTUNITIES FUND

Annualized Returns		Since Inception
as of 2/28/14	1 year	(4/30/12)
PERFORMANCE AT NAV without sales charge
Class A share	4.54%	2.99%
Class I share	4.85%	3.29%

BoA Merrill Lynch 3-month Treasury Bill Index	0.08%	0.10%
HFRX Macro Index	-2.61%	-1.50%
PERFORMANCE AT MOP includes maximum sales charge
Class A share	-0.69%	0.14%

Fund Expense Caps* as of 1/1/14:  Class A share 2.76%; Class I share 2.46%.  Expense Ratio as of 1/1/14:  Class A share 3.74% net (5.29% gross); Class I share 3.40% net (5.57% gross).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total return would be reduced. Performance data shown at MOP (Maximum Offering Price) reflects the Class A maximum sales charge of 5.00%. Performance data shown at NAV does not reflect the deduction of the sales load. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Investment performance reflects fee waivers in effect. In the absence of such waivers total return would be reduced.

*
The Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”) of 0.14%, taxes, interest expense and dividend expense on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 2.76% and 2.46% of average daily net assets of the Fund’s Class A and Class I shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least June 27, 2014, and may be terminated only by the Trust’s Board of Trustees.

PERFORMANCE OVERVIEW

The Fund seeks to achieve long-term returns exhibiting low to moderate correlation to traditional risk factors like equities and interest rates, and thereby provide diversification benefits to investor portfolios comprised of these traditional risk factors.

The Fund seeks to achieve this goal by allocating to a select group of specialized sub-advisors that implement thematic fundamental as well as systematic investment processes seeking to identify and profit from global dislocations across asset classes (both long and short).

The Fund’s strategy is highly opportunistic seeking to exploit changes in the macroeconomic landscape through equity, bond, currency and futures markets. Therefore, the Fund’s risk exposures to traditional asset classes will likely change over time as opportunities change and no persistent, long-term risk factor will be maintained. We believe that the Fund’s flexible and opportunistic structure will produce portfolio characteristics distinctly different from more typical equity, bond, or global allocation strategies.

Some of the themes that the Fund pursued during the year include:

•	Global Leverage, Competitive Currency Devaluation, and Global Quantitative Easing
•	New Energy Resources and Changing Industry Dynamics
•	China Infrastructure Overbuild and Slowdown
•	Emerging Consumer Class in Developing Countries

Since its inception on April 30th, 2012, through the end of the fiscal period on February 28, 2014, the Fund, as represented by its Class A shares, returned 2.99% (without the impact of sales charges), vs. the BofA  Merrill Lynch 3-month Treasury Bill Index which returned 0.10%.  It is important to understand that the Fund is not managed to a benchmark; however, we monitor its comparative performance to these, as well as other measures, both on a relative as well as risk-adjusted basis.

Positive performance contribution to the portfolio came from shorting currencies like the Japanese Yen as more countries engage in competitive currency devaluations. The Yen short was related to that country’s efforts to battle deflation. Another theme that contributed positively was new energy resources, as our sub-advisors were able to profit from longs as well as shorts across refiners as well as energy production and services companies.  A couple of the themes that negatively impacted performance were long precious metals like gold and silver as well short companies related to China infrastructure. Most of this occurred during the last quarter of 2013.

We believe that the Fund performed well during a period that proved quite difficult for many macro related strategies. The returns throughout the period exhibited a low beta to traditional equity and fixed income indexes.

The Fund remains well diversified across risk exposures and by the end of the year our sub-advisors have increased their equity risk exposure relative to where it was earlier in 2013.

ASSET CLASS EXPOSURE as of 2/28/14

PORTFOLIO CHARACTERISTICS		RISK ANALYSIS (since inception)
as of 2/28/14		as of 2/28/14
Number of Long holdings	160	Beta vs. S&P 500 Index	0.31
Number of Short holdings	36	Beta vs. MSCI World Index	0.30
		Beta vs. Barclays Capital U.S.
		Aggregate Bond Index	0.06
		Risk measures apply to Class A shares only.

CORRELATION as of 2/28/14

		MSCI	Barclays Capital U.S.
	S&P 500	World Index	Aggregate Bond Index
OMOAX	0.61	0.55	0.02

MACRO OPPORTUNITIES FUND ANNUAL COMMENTARY

KEY INVESTMENT THEMES 4Q 2013
THEME	TRADE IMPLEMENTATION
Excessive Growth in	Short currencies of nations devaluing
Global Government Debt	Long precious metals
and Aggressive Global	Long/Short mining companies
Monetary Policy	Opportunistic Government Bond Yield
curve trades
Emerging Market	Lifestyle consumption: Necessities like health
Economic Transition:	care, aspirational goods and services
Rise of the Middle Class	Short China infrastructure, Short Australia $
and Aussie Financials and Housing
Long/Short basic materials: industrial
commodities, agriculture, energy, real estate
New U.S. land-based energy	Long/Short positions across energy companies
resources and its impact	Opportunistic positions across chemical,
across energy	housing, and manufacturing should benefit
and other sectors	from competitive advantage of low cost energy

LOOKING BACK:

Macro influences appeared to subside during Q4 of 2013. Despite tepid performance it was an exciting year.  “Safe havens” suffered while stocks soared, lifting Fund returns.

Global macro as a strategy produced lackluster returns for the 12 months ending February 28, 2014 with the HFRI Macro Index and HFRX Macro Index generating -0.64% and -2.61% respectively for the entire year. The goal of our managers, and by extension the Fund, is to produce performance non-correlated to the equity markets over market cycles. The past year, despite the tepid performance, was an exciting period for our managers. In addition to the evolution of nanotechnology and the increase of social media, our managers studied and analyzed positioning in the Energy, Industrial and Information Technology arenas with the goal of capturing the opportunities they see going forward. Winning themes were offset by positions and themes, such as long precious metals and short China infrastructure.

Key Q4 performance drivers:

•
The continuing theme of “New Oil and Gas” independence was a major driver for one of our managers in 2013. Their positioning goes beyond simply being long or short crude or playing the spread between West Texas and Brent. This theme was offset in 2013 by the manager’s positioning in precious metals.  It is important to note that while precious metals suffered in 2013, this manager ended the year with a positive return despite his conviction on being long precious metals.

•	Portfolio positioning around the “Economic Infrastructure” theme was successful in 2013 as well. This manager produced positive returns as well in Financials and a short Treasury position.

•	Another area which ended the year with positive returns was the Consumer Discretionary sector which is globally focused.
•	The Fed’s surprise extension of quantitative easing (QE) and demand for gold helped buoy the Fund’s stake in gold and precious metals.
•	Positions aimed at capturing the rise of the emerging market middle class added to returns.
•	Hedged positions related to China’s infrastructure spending detracted from performance for most of the period. However, this strategy was a positive contributor through the first two months of 2014.
Our diversified portfolio of complementary strategies and managers continues to seek under-appreciated, overlooked opportunities. The fourth quarter demonstrated this diversification benefit, as well as our managers’ ability to tactically control risk while implementing relatively long-term strategic themes.

LOOKING AHEAD:

Our managers are excited about the themes they currently have within their portfolios, as well as new themes they are exploring. These revolve around the explosion of mobile media and the impact it has on reaching consumers. Also, the transition from an economic environment where financial assets have been bid up to an environment where real assets should see increasing valuation may be huge!

One of the less appreciated aspects of Global Macro is the diversification benefit provided, not only within a multi-manager fund, but also within each manager portfolio. Global Macro is not intended to be uni-directional, nor is it intended to be negatively correlated to equity markets. Global Macro in its truest sense should provide an opportunity for investors to access returns derived from dislocations within and among global markets across asset classes. The themes and trades which our managers are positioning across asset classes and sovereign boundaries. Additionally, the diversification benefits derive as well from the fact that all themes are not intended to be correlated to one another, nor are they designed to materialize at the same time. This allows our managers to develop themes and positions which aims to bear fruit over various time periods.

One additional comment is the fact that despite the seemingly quiet macro overview at the end of 2013, dislocations, trends and transitions are always occurring on a global scale. Our managers as a group are positively constructive on the coming year and are seeing a wealth of opportunities for them to exploit. As seen in the above and prior discussions, these themes will not be dependent on a continually increasing equity environment. Also, we believe many of the positions and themes which our managers have positioned should benefit from higher volatility, which many see as inevitable.

Positioned for the future

With healthy 2013 profits at stake, navigating increasingly volatile, richly priced stock and bond markets will demand manager expertise at security selection and skilled deployment of both long and short positions across asset classes and sectors.

A stunning 80% of 2013 U.S. stock returns has come without the help of earnings growth, but solely from multiple expansion.1  With continued inertia alone as insufficient fuel for sustained stock market performance, coupled with a bond market that may be subject to moderate rate hikes in the medium-term, we believe that our nimble, “go anywhere” strategy capitalizing on the expertise of multiple managers should continue to help the Fund as it seeks to deliver positive absolute returns with a favorable risk profile versus broad market indexes.

While speculation continues over the Fed’s timing for both QE tapering and monetary tightening—and as opportunities for more obvious, outsized returns diminish—one strong positive sign is greater dispersion of returns. Greater variance among individual securities sets the stage for talented, bottom-up fundamental managers to attempt to excel at risk-controlled security selection.  In other words, we believe we are entering a period in which a rising tide will not lift all boats, but one in which skill in navigating choppy waters will determine whether a given investment strategy sinks or swims.

In this environment—with valuation, interest rate and fiscal policy risks at hand—we believe that traditional “60/40” positioning, passively holding indexed funds, and/or using backward looking technical data (especially given unprecedented government intervention) to plot the uncharted waters ahead leaves today’s investors over-exposed to downside risk.

We continue to expect that the economy will grow at a frustratingly slow rate for an extended period of time. We expect that markets will be characterized by elevated uncertainty over the next 12–24 months as global economies grapple the growing breadth of international uncertainties, global debt levels, monetary policy and growth drivers.

We believe that global fiscal and monetary policies will lead to periods of greater dislocations across asset classes during the coming year and beyond. We expect periods of heightened volatility across asset classes, with phases of both strong and weak equity market returns.  We believe that our stable of experienced Macro managers have the skills to generate attractive long-term returns with the potential for low sensitivity to traditional equity and fixed-income indices.

We thank you for your investment in the Funds, and for the trust you have placed in Orinda Asset Management.

Craig Kirkpatrick	Steven Turi
President and Portfolio Manager	Chief Investment Officer and Portfolio Manager
Orinda Asset Management, LLC	SkyView Investment Advisors

1	Sources: SkyView Investment Advisors LLC. Minerd, Scott. “Not an Entry Point for U.S. Stocks.” Market Perspectives. 07 Aug. 2013. Guggenheim Partners. 8 Oct. 2013.
http://guggenheimpartners.com/perspectives/macroview/not-an-entry-point-for-u-s-stocks

The information provided herein represents the opinions of Orinda Asset Management, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. The Funds may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Funds, and money borrowed will be subject to interest costs. Investments in smaller companies involve greater risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Funds may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisers and adviser and the allocation of assets amongst them. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings.

INDICES / DEFINITIONS

The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends. The S&P Quality Rankings System measures growth and stability of earnings and recorded dividends within a single rank.  Scores have been calculated on common stocks since 1956.  S&P 500® Low Quality Rankings are designed for exposure to constituents of the S&P 500 identified as low quality stocks - stocks with Quality Rankings of B and below. S&P 500® High Quality Rankings are designed for exposure to constituents of the S&P 500 identified as high quality stocks - stocks with Quality Rankings of A and above. The Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index includes the reinvestment of dividends. The HFRI Equity Hedge Index is a non-investable equally weighted performance composite index. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities—both long and short. The HFRX Equity Hedge Index is part of a series benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager's due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics. In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index. The HFRI Macro Index is a sub-index of the HFRI Fund Weighted Composite Index and is composite index of over 900 Investment Managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. The HFRX Macro Index is a UCITSIII compliant index using a rule-based methodology defined by predetermined rules and objective criteria to select and rebalance components to maximize representation of the Macro Hedge Fund Universe. Monte Carlo Simulation helps determine the adequate number of managers to replicate the Macro strategy and manager investments are then weighted to maximize representation with their group.  It is an index that utilizes a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets.  The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.  One cannot invest directly in an index.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. A Basis Point is one-hundredth of a percent (0.01%), with 100 basis points equaling 1.00%.  Beta is a measure of the volatility of a fund relative to the overall market. A Correlation Coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.  Drawdown refers to the maximum peak-to-valley drop in a fund’s performance history.  Standard Deviation is a measure of daily volatility of returns. Higher standard deviation implies higher volatility.

Orinda Asset Management is the adviser to the Orinda Funds which are distributed by Quasar Distributors, LLC.

Comparison of the change in value of a $10,000 investment in the
Orinda SkyView Multi-Manager Hedged Equity Fund – Class A, Russell 2000®
Index, HFRX Equity Hedge Index and the S&P 500® Index

		Since Inception
Total Return Periods ended February 28, 2014:	1 Year	(3/31/11)
Orinda SkyView Multi-Manager Hedged
Equity Fund – Class A (No Load)	9.73%	3.86%
Orinda SkyView Multi-Manager Hedged
Equity Fund – Class A (Load)	4.24%	2.04%
Russell 2000® Index	31.56%	13.86%
HFRX Equity Hedge Index	8.76%	-0.40%
S&P 500® Index	25.37%	14.78%
Total Annual Fund Operating Expenses:  2.75%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 31, 2011, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index includes the reinvestment of dividends.

The HFRX Equity Hedge Index is part of a series benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics. In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index.

The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.

Comparison of the change in value of a $500,000 investment in the
Orinda SkyView Multi-Manager Hedged Equity Fund – Class I, Russell 2000®
Index, HFRX Equity Hedge Index and the S&P 500® Index

		Since Inception
Total Return Periods ended February 28, 2014:	1 Year	(3/31/11)
Orinda SkyView Multi-Manager Hedged
Equity Fund – Class I (No Load)	10.06%	4.18%
Russell 2000® Index	31.56%	13.86%
HFRX Equity Hedge Index	8.76%	-0.40%
S&P 500® Index	25.37%	14.78%
Total Annual Fund Operating Expenses:  2.44%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $500,000 investment made in the Fund on March 31, 2011, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index includes the reinvestment of dividends.

The HFRX Equity Hedge Index is part of a series benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics. In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index.

The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.

Comparison of the change in value of a $10,000 investment in the
Orinda SkyView Macro Opportunities Fund – Class A,
BofA Merrill Lynch 3-month Treasury Bill Index and the HFRX Macro Index

		Since Inception
Total Return Periods ended February 28, 2014:	1 Year	(4/30/12)
Orinda SkyView Macro Opportunities Fund
– Class A (No Load)	4.54%	2.99%
Orinda SkyView Macro Opportunities Fund
– Class A (Load)	-0.69%	0.14%
BofA Merrill Lynch 3-month Treasury Bill Index	0.08%	0.10%
HFRX Macro Index	-2.61%	-1.50%
Total Annual Fund Operating Expenses:  2.76%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on April 30, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The HFRX Macro Index is a UCITSIII compliant index using a rule-based methodology defined by predetermined rules and objective criteria to select and rebalance components to maximize representation of the Macro Hedge Fund Universe. Monte Carlo Simulation helps determine the adequate number of managers to replicate the Macro strategy and manager investments are then weighted to maximize representation with their group.  It is an index that utilizes a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets.

Comparison of the change in value of a $500,000 investment in the
Orinda SkyView Macro Opportunities Fund – Class I,
BofA Merrill Lynch 3-month Treasury Bill Index and the HFRX Macro Index

		Since Inception
Total Return Periods ended February 28, 2014:	1 Year	(4/30/12)
Orinda SkyView Macro Opportunities Fund
– Class I (No Load)	4.85%	3.29%
BofA Merrill Lynch 3-month Treasury Bill Index	0.08%	0.10%
HFRX Macro Index	-2.61%	-1.50%
Total Annual Fund Operating Expenses:  2.46%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $500,000 investment made in the Fund on April 30, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The HFRX Macro Index is a UCITSIII compliant index using a rule-based methodology defined by predetermined rules and objective criteria to select and rebalance components to maximize representation of the Macro Hedge Fund Universe. Monte Carlo Simulation helps determine the adequate number of managers to replicate the Macro strategy and manager investments are then weighted to maximize representation with their group.  It is an index that utilizes a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

Percentages represent market value as a percentage of net assets.

SCHEDULE OF INVESTMENTS
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 74.8%	Shares	Value
Consumer Discretionary - 15.2%
Advance Auto Parts, Inc.*	9,000	$1,146,240
American Eagle Outfitters, Inc.*	30,000	435,900
Apollo Education Group, Inc.^*	5,766	192,181
Ascent Capital Group, Inc.^	3,264	239,676
Bally Technologies, Inc.^*	2,182	147,830
Black Diamond, Inc.^*	75,999	804,069
Cablevision Systems Corp.*	9,450	166,320
Chico’s FAS, Inc.*	52,890	874,272
Chuy’s Holdings, Inc.^	8,221	327,278
Crocs, Inc.^	50,000	761,500
Deckers Outdoor Corp.^	19,822	1,473,766
DIRECTV^*	32,600	2,529,760
Dorman Products, Inc.^	6,220	358,396
Family Dollar Stores, Inc.*	7,800	510,900
Francesca’s Holdings Corp.^*	97,284	1,903,848
General Motors Co.^	20,000	724,000
Gentex Corp.*	6,267	196,596
Gentherm, Inc.^*	6,403	181,077
Harman International Industries, Inc.*	1,806	189,142
Homeaway, Inc.^	7,855	360,309
Las Vegas Sands Corp.*	2,336	199,144
LKQ Corp.^*	44,960	1,253,934
Magna International, Inc.†*	1,845	164,426
National CineMedia, Inc.*	62,090	953,702
Quantum Fuel Systems Tech Worldwide, Inc.^*	27,100	233,873
RetailMeNot, Inc.^	19,530	815,768
Ruby Tuesday, Inc.^*	49,782	305,164
Scientific Games Corp.^	52,980	709,932
Shutterfly, Inc.^	16,280	888,237
Smith & Wesson Holding Corp.^*	12,091	139,047
Target Corp.*	13,500	844,290
Tower International, Inc.^	6,301	161,810
Under Armour, Inc.^*	9,182	1,038,943
Wynn Resorts Ltd.	706	171,198
Xueda Education Group - ADR^†*~	213,265	1,260,396
		22,662,924

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 74.8% (Continued)	Shares	Value
Consumer Staples - 7.1%
CVS Caremark Corp.*	24,600	$1,799,244
Diamond Foods, Inc.^	20,000	574,400
Safeway, Inc.	205,000	7,677,250
Synutra International, Inc.^*	18,912	138,436
The Fresh Market, Inc.^*	7,402	247,967
USANA Health Sciences, Inc.^	2,065	151,096
		10,588,393
Energy - 2.6%
Alon USA Energy, Inc.*	10,841	145,161
Core Laboratories NV†*	1,754	329,840
Dril-Quip, Inc.^*	7,751	833,697
Exterran Holdings, Inc.^*	5,869	240,453
Geospace Technologies Corp.^	8,180	627,979
Patterson UTI Energy, Inc.	5,522	160,745
Teekay Tankers Ltd.†	32,444	152,487
Tsakos Energy Navigation Ltd.†*	22,247	153,504
Valero Energy Corp.*	3,214	154,208
Warren Resources, Inc.^	44,186	195,744
World Fuel Services Corp.	21,010	945,870
		3,939,688
Financials - 7.6%
Access National Corp.*	9,739	164,102
Affiliated Managers Group, Inc.^*	3,714	698,418
Berkshire Hathaway, Inc. - Class B^*	9,000	1,042,020
BofI Holding, Inc.^*	12,107	1,127,162
CNO Financial Group, Inc.*	14,340	261,848
East West Bancorp, Inc.*	55	1,963
Evercore Partners, Inc.	9,190	511,332
FirstService Corp.†*	12,099	552,440
FXCM, Inc.*	24,674	415,757
Greenlight Capital Re Ltd.^†*	48,158	1,514,569
Maiden Holdings Ltd.†	14,424	161,981
Oak Ridge Financial Services, Inc.^*	16,674	119,219
Parke Bancorp, Inc.^*	4,901	56,705
Portfolio Recovery Associates, Inc.^*	2,645	143,438

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 74.8% (Continued)	Shares	Value
Financials - 7.6% (Continued)
Regional Management Corp.^	19,140	$577,645
Signature Bank^*	14,516	1,900,580
Summit Financial Group, Inc.^*	13,131	137,482
Third Point Reinsurance Ltd.^†	38,689	580,335
Virtus Investment Partners, Inc.^*	7,443	1,378,146
VSB Bancorp, Inc.*	3,937	42,815
		11,387,957
Health Care - 5.9%
ABIOMED, Inc.^*	41,120	1,159,173
Align Technology, Inc.^*	9,604	502,577
ANI Pharmaceuticals, Inc.^*	5,838	176,775
ARIAD Pharmaceuticals, Inc.^*	21,367	185,679
BioMarin Pharmaceutical, Inc.^*	10,813	875,853
Celgene Corp.^*	1,168	187,756
Covance, Inc.^*	1,561	161,657
Cross Country Healthcare, Inc.^*	23,313	242,455
Emergent Biosolutions, Inc.^*	7,263	179,687
ExamWorks Group, Inc.^	27,602	1,004,161
ICON PLC^†	3,377	158,179
Illumina, Inc.^*	1,750	300,107
Insulet Corp.^	26,307	1,247,215
Masimo Corp.^*	26,069	666,063
Natus Medical, Inc.^*	7,732	194,073
Nordion, Inc.^†	16,470	163,547
Nymox Pharmaceutical Corp.^†*	38,157	200,706
Puma Biotechnology, Inc.^	6,120	711,511
Shire PLC - ADR†*	1,219	201,318
Tekmira Pharmaceuticals Corp.^†*	9,006	185,974
United Therapeutics Corp.^*	1,444	146,450
		8,850,916
Industrials - 12.4%
51job, Inc. - ADR^†	3,959	298,113
Advisory Board Co.^*	12,074	773,702
AerCap Holdings NV^†*	4,480	192,640
ARC Document Solutions, Inc.^*	32,332	255,099

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 74.8% (Continued)	Shares	Value
Industrials - 12.4% (Continued)
Argan, Inc.*	5,477	$156,587
Blount International, Inc.^*	30,000	367,500
Broadwind Energy, Inc.^	22,696	219,016
Curtiss-Wright Corp.*	2,580	175,853
Delta Air Lines, Inc.*	5,936	197,135
DXP Enterprises, Inc.^*	1,719	174,925
Eagle Bulk Shipping, Inc.^†	43,078	204,190
Echo Global Logistics, Inc.^*	48,728	775,750
Engility Holdings, Inc.^*	4,133	172,470
ESCO Technologies, Inc.*	15,840	567,706
Graco, Inc.*	10,263	800,822
H & E Equipment Services, Inc.^*	10,263	335,805
Huntington Ingalls Industries, Inc.*	1,803	182,698
Huron Consulting Group, Inc.^*	10,730	710,004
Hydrogenics Corp.^†*	4,710	127,076
IHS, Inc.^*	9,110	1,092,107
InnerWorkings, Inc.^	40,670	320,480
Kimball International, Inc.*	11,426	214,466
Landstar System, Inc.	2,546	146,930
Lennox International, Inc.*	1,789	164,373
Lindsay Corp.	3,540	300,404
Lockheed Martin Corp.*	975	158,242
MasTec, Inc.^*	38,040	1,557,358
NN, Inc.*	9,049	174,555
Northrop Grumman Corp.*	2,029	245,570
Oshkosh Corp.	2,802	162,040
Owens Corning, Inc.^*	11,400	521,664
Pitney Bowes, Inc.*	6,142	156,314
Raytheon Co.	1,632	159,789
Rexnord Corp.^	8,662	259,773
Seaspan Corp.†	7,024	153,193
Stantec, Inc.†	2,736	167,799
The Middleby Corp.^*	1,413	419,039
TransDigm Group, Inc.*	8,117	1,445,962
Trinity Industries, Inc.*	5,137	368,888
WageWorks, Inc.^	2,712	160,415

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 74.8% (Continued)	Shares	Value
Industrials - 12.4% (Continued)
Waste Connections, Inc.*	18,400	$796,168
Wesco Aircraft Holdings, Inc.^	30,640	664,582
XPO Logistics, Inc.^	8,841	277,961
Xylem, Inc.*	44,300	1,743,205
		18,518,368
Information Technology - 22.3%
21Vianet Group, Inc. - ADR^†*	21,050	547,089
Amdocs Ltd.†	3,572	158,882
American Software, Inc.*	15,464	161,753
ANSYS, Inc.^*	3,906	326,229
Apple, Inc.*	1,193	627,804
Aspen Technology, Inc.^	3,415	160,334
Atmel Corp.^*	61,664	497,012
Baidu, Inc. - ADR^†*	1,920	328,186
Benchmark Electronics, Inc.^*	6,677	159,180
Brightcove, Inc.^*	78,010	756,697
Brocade Communications Systems, Inc.^*	30,194	288,957
Cardtronics, Inc.^*	24,480	991,930
China Mobile Games & Entertainment Group - ADR^†*	9,268	344,491
Cognex Corp.^*	8,301	312,616
Computer Sciences Corp.*	2,659	168,049
Concur Technologies, Inc.^*	2,514	310,353
Electronic Arts, Inc.^*	5,894	168,509
Emulex Corp.^*	22,161	161,332
Envestnet, Inc.^*	38,061	1,592,472
Fabrinet^†*	24,378	473,421
Facebook, Inc.^*	6,111	418,359
FARO Technologies, Inc.^*	6,012	345,930
Fleetmatics Group PLC^†	10,879	401,979
Google, Inc.^*	838	1,018,715
Harris Corp.*	2,185	161,297
Hewlett-Packard Co.*	5,816	173,782
Hittite Microwave Corp.*	3,754	221,411
Hollysys Automation Technologies Ltd.^†*	25,523	515,820
Informatica Corp.^*	32,720	1,359,843
Ingram Micro, Inc.^	5,455	160,650

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 74.8% (Continued)	Shares	Value
Information Technology - 22.3% (Continued)
InterDigital, Inc.*	16,888	$515,084
International Rectifier Corp.^*	57,423	1,547,550
InvenSense, Inc.^*	13,411	270,232
IPG Photonics Corp.^*	12,062	865,690
j2 Global, Inc.	3,261	167,615
Juniper Networks, Inc.^*	5,710	152,685
Lexmark International, Inc.*	4,575	192,790
Liquidity Services, Inc.^*	31,166	798,473
Marvell Technology Group Ltd.†*	11,415	174,535
Micron Technology, Inc.^*	6,936	167,782
National Instruments Corp.*	22,110	640,527
NCI, Inc.^*	25,216	302,592
NCR Corp.^*	29,030	988,471
Newport Corp.^	51,330	1,062,531
ON Semiconductor Corp.^	16,840	157,286
Open Text Corp.	3,038	154,847
OSI Systems, Inc.^	11,420	701,987
Plantronics, Inc.*	28,330	1,257,285
Polycom, Inc.^	25,030	334,401
PTC, Inc.^	4,141	162,783
RealPage, Inc.^*	42,271	748,197
Red Hat, Inc.^*	2,837	167,355
Rovi Corp.^*	53,200	1,321,488
Rudolph Technologies, Inc.^*	25,009	286,853
Sanmina Corporation^*	9,376	159,017
ServiceSource International, Inc.^*	89,231	813,787
Sky-mobi Ltd. - ADR^†*	30,911	222,559
Skyworks Solutions, Inc.^*	5,287	187,477
Solera Holdings, Inc.*	9,111	623,375
SPS Commerce, Inc.^	5,840	395,952
Stamps.com, Inc.^	14,226	500,471
Stratasys Ltd.^†*	2,799	355,837
Taiwan Semiconductor - ADR†*	47,657	861,162
Textura Corp.^	3,737	100,563
The Ultimate Software Group, Inc.^*	5,498	912,668
Tucows, Inc.^	11,363	155,219

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 74.8% (Continued)	Shares	Value
Information Technology - 22.3% (Continued)
Unisys Corp.^	4,638	$158,712
VeriFone Systems, Inc.^*	30,135	872,408
Western Digital Corp.*	1,833	159,453
Yelp, Inc.^*	3,559	336,041
		33,266,822
Materials - 0.8%
A. Schulman, Inc.*	4,817	167,391
Avery Dennison Corp.*	3,525	175,615
Domtar Corp.*	1,900	210,482
Dow Chemical Co.*	3,445	167,806
Globe Specialty Metals, Inc.*	8,595	170,783
Packaging Corp. of America*	2,588	188,639
PolyOne Corp.*	4,596	172,350
		1,253,066
Telecommunication Services - 0.3%
inContact, Inc.^	4,586	41,366
Inteliquent, Inc.*	25,221	352,085
		393,451
Utilities - 0.6%
Avista Corp.*	5,309	157,146
ITC Holdings Corp.*	7,310	750,006
		907,152
TOTAL COMMON STOCKS (Cost $83,800,780)		111,768,737

EXCHANGE-TRADED FUNDS - 0.2%
Market Vectors Gold Miners ETF*	10,551	273,060
TOTAL EXCHANGE-TRADED FUNDS (Cost $305,221)		273,060

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

PURCHASED OPTIONS - 1.0%	Contracts	Value
Call Options - 1.0%
American Airlines, Inc.
Expiration: January 2015, Exercise Price: $12.00	100	$244,500
American Eagle Outfitters, Inc.
Expiration: May 2014, Exercise Price: $12.00	250	67,500
Coach, Inc.
Expiration: January 2015, Exercise Price: $40.00	200	191,000
Crocs, Inc.
Expiration: January 2015, Exercise Price: $10.00	250	140,000
General Motors Corp.
Expiration: January 2015, Exercise Price: $30.00	200	138,400
Hertz Global Holdings, Inc.
Expiration: January 2015, Exercise Price: $15.00	250	340,000
Interdigital, Inc.
Expiration: March 2014, Exercise Price: $35.00	147	1,470
Expiration: June 2014, Exercise Price: $40.00	221	8,840
Expiration: September 2014, Exercise Price: $37.50	125	15,625
Liquidity Services, Inc.
Expiration: March 2014, Exercise Price: $30.00	74	555
Ralph Lauren Corp.
Expiration: April 2014, Exercise Price: $160.00	500	295,000
Verifone Holdings, Inc.
Expiration: January 2015, Exercise Price: $32.00	32	10,000
Total Call Options		1,452,890

Put Options - 0.0%
S&P 500 Index
Expiration: March 2014, Exercise Price: $1,700.00	50	12,500
Total Put Options		12,500
TOTAL PURCHASED OPTIONS (Cost $1,474,882)		1,465,390

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

SHORT-TERM INVESTMENTS - 37.9%	Shares	Value
MONEY MARKET FUNDS - 37.9%
Fidelity Institutional Treasury
Only Portfolio - Class I, 0.01% (b)	56,699,427	$56,699,427
TOTAL SHORT-TERM INVESTMENTS - 37.9%
(Cost $56,699,427)		56,699,427
TOTAL INVESTMENTS (Cost $142,280,310) - 113.9%		170,206,614
Liabilities in Excess of Other Assets - (13.9)%		(20,762,805)
TOTAL NET ASSETS - 100.0%		$149,443,809

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
^	Non-income producing.
+	The rate shown represents the fund’s 7-day yield as of February 28, 2014.
†	U.S. traded security of a foreign issuer or corporation.
*	All or a portion of the security has been segregated for open short positions.
~	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of February 28, 2014, the value of these securities was $1,260,396 or 0.84% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 23.4%	Shares	Value
Consumer Discretionary - 4.1%
Aeropostale	60,914	$447,109
Ambow Education Holding - ADR†~	52,611	49,538
America’s Car-Mart, Inc.	2,363	85,635
Big Lots, Inc.	3,054	90,246
BJ’s Restaurants, Inc.	3,420	94,734
Bloomin’ Brands, Inc.	6,400	160,896
Blue Nile, Inc.	18,224	641,303
Bob Evans Farms, Inc.	1,984	102,652
Buckle, Inc.	6,000	272,220
Cache, Inc.	19,123	101,352
Chipotle Mexican Grill, Inc.	1,000	565,210
Destination Xl Group, Inc.	29,449	167,859
Family Dollar Stores, Inc.	1,472	96,416
Five Below, Inc.	10,765	414,883
Francesca’s Holdings Corp.	4,938	96,637
Fred’s, Inc.	6,281	125,180
Fuel Systems Solutions, Inc.	29,512	379,229
Gordmans Stores, Inc.	15,182	96,406
IMAX Corp.†	2,089	55,881
LeapFrog Enterprises, Inc.	36,472	265,516
Lubys, Inc.	13,931	88,462
Lululemon Athletica, Inc.	6,896	346,938
Manchester United PLC†	6,373	98,272
Netflix, Inc.	360	160,427
ReachLocal, Inc.	22,007	232,834
Select Comfort Corp.	5,402	97,560
Shutterfly, Inc.	2,024	110,429
Sodastream International Ltd.†	2,544	100,437
Stage Stores, Inc.	8,038	159,152
Tesla Motors, Inc.	790	193,400
The Pep Boys - Manny, Moe & Jack	8,620	108,526
Ulta Salon, Cosmetics & Fragrance, Inc.	1,136	101,888
Total Consumer Discretionary		6,107,227

Consumer Staples - 1.0%
Avon Products, Inc.	5,539	85,688
Female Health Co.	12,059	83,328

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 23.4% (Continued)	Shares	Value
Consumer Staples - 1.0% (Continued)
Flowers Foods, Inc.	4,426	$91,043
Green Mountain Coffee Roasters, Inc.	3,531	387,633
The Fresh Market, Inc.	4,501	150,784
USANA Health Sciences, Inc.	8,865	648,652
Total Consumer Staples		1,447,128

Energy - 2.4%
Amyris, Inc.	110,945	507,018
Apache Corp.	1,200	95,148
Clean Energy Fuels Corp.	44,537	372,775
Dresser-Rand Group, Inc.	1,771	96,218
Enbridge Energy Partners LP	3,275	90,128
EXCO Resources, Inc.	18,179	94,894
Forest Oil Corp.	20,381	40,966
FX Energy, Inc.	27,621	103,579
Geospace Technologies Corp.	2,197	168,664
Kinder Morgan, Inc.	2,990	95,231
Renewable Energy Group, Inc.	14,982	174,840
Resolute Energy Corp.	11,734	109,361
Scorpio Tankers, Inc.†	9,905	96,970
Solazyme, Inc.	102,366	1,256,031
Willbros Group, Inc.	37,034	365,896
Total Energy		3,667,719

Financials - 1.7%
Calamos Asset Management, Inc.	87,910	1,048,766
China Life Insurance Co. Ltd. - ADR†	3,360	145,790
Cohen & Steers, Inc.	4,456	168,481
Eaton Vance Corp.	2,483	93,957
Essent Group Ltd.†	4,054	94,053
Greenhill & Co., Inc.	1,743	92,850
Hallmark Financial Services, Inc.	10,840	91,815
Ocwen Financial Corp.	4,107	153,766
Protective Life Corp.	6,190	322,747
Radian Group, Inc.	11,540	179,447
Stonegate Mortgage Corp.	6,599	95,883
Total Financials		2,487,555

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 23.4% (Continued)	Shares	Value
Health Care - 3.2%
Abaxis, Inc.	17,580	$667,161
Achillion Pharmaceuticals, Inc.	111	389
AdCare Health Systems, Inc.	20,936	90,862
Agenus, Inc.	24,747	121,013
Arena Pharmaceuticals, Inc.	17,846	116,177
Array Biopharma, Inc.	19,416	93,585
Athenahealth, Inc.	468	90,731
Atossa Genetics, Inc.	18,918	41,620
Bio-reference Labs, Inc.	3,920	99,019
Cerus Corp.	12,676	81,887
DENTSPLY International, Inc.	7,010	318,114
Endologix, Inc.	5,789	78,151
Genomic Health, Inc.	3,380	89,266
Hologic, Inc.	4,903	106,787
Intrexon Corp.	3,396	88,228
Kalobios Pharmaceuticals, Inc.	15,650	50,862
LDR Holding Corp.	4,598	143,688
Luminex Corp.	5,264	97,279
MannKind Corp.	111,214	688,415
Mindray Medical International Ltd. - ADR†	3,730	130,326
Novadaq Technologies, Inc.†	4,589	93,616
OPKO Health, Inc.	18,777	178,757
Orexigen Therapeutics, Inc.	14,179	98,402
Quest Diagnostics, Inc.	1,853	98,209
Questcor Pharmaceuticals, Inc.	9,140	555,255
Universal American Corp.	12,282	91,992
Vivus, Inc.	37,922	228,670
Vocera Communications, Inc.	5,917	100,707
Volcano Corp.	5,074	108,888
Total Health Care		4,748,056

Industrials - 2.4%
Acacia Research Corp.	6,512	99,829
Accuride Corp.	6,135	27,055
Ballard Power Systems, Inc.†	24,401	90,284
Capstone Turbine Corp.	143,992	257,746
Chart Industries, Inc.	1,106	92,417
Dycom Industries, Inc.	3,576	103,311

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 23.4% (Continued)	Shares	Value
Industrials - 2.4% (Continued)
Enphase Energy, Inc.	44,747	$361,108
Fastenal Co.	1,986	93,719
Fuel Tech, Inc.	21,533	137,596
Healthcare Services Group, Inc.	11,020	296,769
Kansas City Southern	1,548	145,388
Navistar International Corp.	2,896	108,600
Ply Gem Holdings, Inc.	7,041	90,195
PMFG, Inc.	12,421	81,233
SolarCity Corp.	4,154	352,924
Stanley Black & Decker, Inc.	1,301	108,035
TAL International Group, Inc.	3,560	157,708
Thermon Group Holdings, Inc.	18,315	444,871
Triumph Group, Inc.	1,469	95,779
WESCO International, Inc.	4,760	410,360
Total Industrials		3,554,927

Information Technology - 7.8%
3-D Systems Corp.	5,762	437,682
Angie’s List, Inc.	12,950	180,135
Applied Micro Circuits Corp.	15,514	177,790
ASML Holding NV - ADR†	1,106	95,271
AU Optronics Corp. - ADR†	78,456	261,259
Blackberry Ltd.†	29,140	291,400
Control4 Corp.	2,666	55,746
Cray, Inc.	7,170	248,727
DragonWave, Inc.†	108,105	150,266
DTS, Inc.~	55,400	1,125,174
eGain Corp.	11,232	94,124
Electro Scientific Industries	10,371	97,799
EMCORE Corp.	19,839	96,814
Entropic Communications, Inc.	21,795	95,462
EZchip Semiconductor Ltd.†	14,301	373,113
FireEye, Inc.	1,000	85,640
First Solar, Inc.	13,085	746,761
GT Advanced Technologies, Inc.	14,363	205,822
Intermolecular, Inc.	11,220	29,733
Itron, Inc.	2,671	93,485
Jiayuan.com International Ltd. - ADR†	20,745	152,683

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 23.4% (Continued)	Shares	Value
Information Technology - 7.8% (Continued)
Jive Software, Inc.	22,381	$182,181
KongZhong Corp. - ADR†	11,132	115,662
Lexmark International, Inc.	6,570	276,860
Mellanox Technologies Ltd.†	2,483	90,679
Millennial Media, Inc.	37,968	229,327
MoSys, Inc.	21,262	93,978
Netgear, Inc.	5,725	195,681
Open Text Corp.†	10,340	527,030
Peregrine Semiconductor Corp.	12,179	81,356
Polycom, Inc.	36,990	494,186
Procera Networks, Inc.	6,875	75,831
RealPage, Inc.	13,350	236,295
Renren, Inc. - ADR†	54,566	196,983
Rosetta Stone, Inc.	4,871	56,260
Semtech Corp.	6,814	170,009
Shutterstock, Inc.	1,820	180,872
Silicon Graphics International Corp.	7,995	98,418
Silver Spring Networks, Inc.	6,680	117,568
Sungy Mobile Ltd. - ADR†	17,420	479,050
Support.com, Inc.	29,561	74,198
Tremor Video, Inc.	38,082	165,276
UniPixel, Inc.	5,448	53,717
United Microelectronics Corp. - ADR†	228,912	460,113
VeriFone Systems, Inc.	3,895	112,760
Violin Memory, Inc.	28,782	125,202
VistaPrint NV†	18,337	902,547
Web.com Group, Inc.	8,020	292,329
YuMe, Inc.	30,184	192,876
Zynga, Inc.	68,220	345,193
Total Information Technology		11,717,323

Materials - 0.6%
American Vanguard Corp.	4,174	92,871
FutureFuel Corp.	15,868	275,310
Nucor Corp.	1,857	93,296
RTI International Metals, Inc.	3,052	82,923
Silvercorp Metals, Inc.†	92,837	235,806

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

COMMON STOCKS - 23.4% (Continued)	Shares	Value
Materials - 0.6% (Continued)
Synalloy Corp.	7,162	$97,618
Total Materials		877,824

Utilities - 0.2%
Cadiz, Inc.	7,875	58,747
Consolidated Edison, Inc.	1,813	101,619
FirstEnergy Corp.	2,533	77,966
WGL Holdings, Inc.	2,574	103,449
Total Utilities		341,781
TOTAL COMMON STOCKS (Proceeds $34,519,585)		34,949,540

EXCHANGE-TRADED FUNDS - 1.5%
iShares Russell 2000 Growth Index Fund	9,490	1,325,563
iShares Russell 2000 Index Fund	4,222	496,169
SPDR S&P 500 ETF Trust	2,513	468,172
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $2,127,897)		2,289,904

REITS - 0.2%
CoreSite Realty Corp.	6,990	217,669
TOTAL REITS (Proceeds $192,917)		217,669

WARRANTS - 0.0%
Magnum Hunter Corp.	2,160	0
TOTAL WARRANTS (Proceeds $0)		0
TOTAL SECURITIES SOLD SHORT
(Proceeds $36,840,399) - 25.1%		$37,457,113
Percentages are stated as a percent of net assets.

†	U.S. traded security of a foreign issuer or corporation.
~	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of February 28, 2014, the value of these securities was $1,174,712 or 0.79% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the  exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPTIONS WRITTEN
at February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

	Contracts	Value
CALL OPTIONS
Safeway, Inc.
Expiration: March 2014, Exercise Price: $38.00	500	$60,000
Total Call Options		60,000
PUT OPTIONS
S&P 500 Index
Expiration: March 2014, Exercise Price: $1,600.00	50	5,000
Total Put Options		5,000
TOTAL OPTIONS WRITTEN
(Premiums received $130,881)		$65,000

SCHEDULE OF OPEN FUTURES CONTRACTS
at February 28, 2014

Number of
	Contracts			Unrealized
	Purchased /	Notional	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)
S&P 500 E-mini Futures	55	$5,108,400	March 2014	$84,773

As of February 28, 2014, initial margin deposits of $237,875 have been pledged in connection with the open futures contracts.

The accompanying notes are an integral part of these financial statements.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2014

Orinda SkyView Macro Opportunities Fund

Percentages represent market value as a percentage of net assets.

SCHEDULE OF INVESTMENTS
at February 28, 2014

Orinda SkyView Macro Opportunities Fund

COMMON STOCKS - 55.8%	Shares	Value
Consumer Discretionary - 7.9%
Amazon.com, Inc.^	400	$144,840
Comcast Corp.*	3,498	180,812
D. R. Horton, Inc.*	8,948	219,763
Expedia, Inc.	400	31,412
Family Dollar Stores, Inc.	4,000	262,000
Intercontinental Hotels Group PLC - ADR†	10,000	326,800
Lennar Corp.*	5,786	253,890
Macy’s, Inc.*	3,390	196,145
Meritage Homes Corp.^*	1,906	91,888
PulteGroup, Inc.*	8,993	188,763
Sears Hometown & Outlet Stores, Inc.^*	4,413	102,205
Standard Pacific Corp.^*	20,170	183,749
Starwood Hotels & Resorts Worldwide, Inc.	1,500	123,690
The Ryland Group, Inc.*	3,813	177,648
Time Warner Cable, Inc.*	1,316	184,700
Toyota Motor Corp. - ADR†	5,000	576,500
		3,244,805
Consumer Staples - 2.6%
British American Tobacco PLC - ADR†	3,000	326,370
Coca-Cola Co.*	7,500	286,500
Hershey Co.	2,500	264,550
Nestle SA - ADR†	2,750	207,460
		1,084,880
Energy - 9.0%
Anadarko Petroleum Corp.	3,500	294,560
Baker Hughes, Inc.*	2,646	167,439
Diamond Offshore Drilling, Inc.	5,000	236,500
Exxon Mobil Corp.*	5,000	481,350
GasLog Ltd.†*	10,384	218,687
Golar LNG Ltd.†*	5,319	194,675
Helmerich & Payne, Inc.*	2,554	252,207
Kinder Morgan, Inc.*	10,003	318,596
Marathon Petroleum Corp.*	1,603	134,652
National Oilwell Varco, Inc.*	1,757	135,359
Peabody Energy Corp.*	10,000	175,600
Phillips 66*	2,410	180,413

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

Orinda SkyView Macro Opportunities Fund

COMMON STOCKS - 55.8% (Continued)	Shares	Value
Energy - 9.0% (Continued)
Rentech, Inc.^*	16,317	$30,676
Schlumberger Ltd.†*	2,009	186,837
Spectra Energy Corp.*	4,352	162,243
TransCanada Corp.†*	3,679	161,986
Valero Energy Corp.*	2,987	143,316
Williams Companies, Inc.*	4,915	202,990
		3,678,086
Financials - 7.6%
American Express Co.*	3,000	273,840
Capitol Federal Financial, Inc.*	26,500	321,975
Chubb Corp.	5,000	437,400
Discover Financial Services*	2,606	149,532
Fifth Third Bancorp*	7,442	161,454
Glacier Bancorp, Inc.*	5,117	141,997
Hanmi Financial Corp.*	7,047	165,111
Harris & Harris Group, Inc.^*	3,955	12,103
JPMorgan Chase & Co.*	7,500	426,150
KKR & Co. LP	25,000	603,500
Medley Capital Corp.	6,400	89,856
PNC Financial Services Group, Inc.*	2,464	201,506
United Community Banks, Inc.^*	8,574	143,100
		3,127,524
Health Care - 4.0%
Alnylam Pharmaceuticals, Inc.^*	2,501	203,181
Arrowhead Research Corp.^*	7,797	151,574
Biogen Idec, Inc.^*	654	222,805
Compugen Ltd.^†*	18,791	213,090
Isis Pharmaceuticals, Inc.^*	3,958	201,858
Johnson & Johnson*	3,000	276,360
McKesson Corp.	400	70,820
Tekmira Pharmaceuticals Corp.^†*	10,122	209,019
Teva Pharmaceutical Industries Ltd. - ADR†	400	19,956
WellPoint, Inc.*	1,025	92,855
		1,661,518

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

Orinda SkyView Macro Opportunities Fund

COMMON STOCKS - 55.8% (Continued)	Shares	Value
Industrials - 5.7%
American Airlines Group, Inc.^	2,000	$73,860
Babcock & Wilcox Co.*	4,425	145,848
Chicago Bridge & Iron Co. NV†	5,000	420,950
Delta Air Lines, Inc.	3,200	106,272
Emerson Electric Co.*	6,000	391,560
Expeditors International of Washington, Inc.	10,000	395,100
Rockwell Automation, Inc.*	1,546	189,911
Towers Watson & Co.	300	32,730
Trinity Industries, Inc.*	3,542	254,351
United Continental Holdings, Inc.^	1,600	71,936
United Parcel Service, Inc.*	1,000	95,770
Wabtec Corp.*	2,031	161,200
		2,339,488
Information Technology - 7.8%
Alcatel-Lucent - ADR†	61,585	263,584
Apple, Inc.*	1,000	526,240
Cisco Systems, Inc.*	20,000	436,000
Facebook, Inc.^	800	54,768
Google, Inc.^*	147	178,700
International Business Machines Corp.*	2,500	462,925
Microsoft Corp.*	4,629	177,337
Oracle Corp.	5,469	213,893
Qualcomm, Inc.*	11,556	870,051
Red Hat, Inc.^	400	23,596
		3,207,094
Materials - 11.2%
Agnico-Eagle Mines Ltd.†*	4,688	150,579
Allied Nevada Gold Corp.^*	30,104	157,444
AuRico Gold, Inc.†*	25,170	123,836
Celanese Corp.*	3,132	167,218
Compania de Minas Buenaventura SAA - ADR†*	8,202	103,345
Detour Gold Corporation^†*	11,277	98,076
Dundee Precious Metals, Inc.^†*	17,167	82,058
Eldorado Gold Corp.†*	16,394	109,184
First Majestic Silver Corp.^†*	7,246	79,778
Franco-Nevada Corp.†*	3,994	204,293

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

Orinda SkyView Macro Opportunities Fund

COMMON STOCKS - 55.8% (Continued)	Shares	Value
Materials - 11.2% (Continued)
Freeport-McMoRan Copper & Gold, Inc.*	13,500	$440,370
Goldcorp, Inc.†*	8,512	229,228
Hecla Mining Co.	55,796	188,590
New Gold, Inc.^†*	13,617	83,200
NovaGold Resources Inc.^†	39,244	144,810
Pretium Resources, Inc.^†*	15,594	96,839
Romarco Minerals, Inc.^†	126,703	81,850
Royal Gold, Inc.*	3,151	216,505
Seabridge Gold, Inc.^†*	12,217	106,044
Sigma Aldrich Corp.*	1,995	188,348
Silver Wheaton Corp.†*	8,963	228,825
Stillwater Mining Co.^*	13,438	181,951
Taseko Mines Ltd.^†	149,550	305,082
The Mosaic Co.	10,000	488,600
W.R. Grace & Co.^	1,400	141,876
Yamana Gold, Inc.†*	21,017	211,011
		4,608,940
TOTAL COMMON STOCKS (Cost $20,023,020)		22,952,335

REITS - 0.5%
iStar Financial, Inc.^	3,200	49,600
Weyerhaeuser Co.*	5,071	149,645
TOTAL REITS (Cost $188,977)		199,245

	Principal
CORPORATE BONDS - 1.9%	Amount
Harrah’s Operating Company, Inc., 11.250%, 06/01/2017	$500,000	511,875
Taseko Mines Ltd., 7.750%, 04/15/2019†	250,000	255,625
TOTAL CORPORATE BONDS (Cost $756,547)		767,500

EXCHANGE-TRADED FUNDS - 8.3%	Shares
GreenHaven Continuous Commodity Index Fund^*	2,123	59,083
iShares Barclays MBS Bond Fund*	735	78,461
iShares Floating Rate Bond Fund*	1,591	80,664
iShares iBoxx Investment Grade Corp. Bond Fund*	533	62,553

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

Orinda SkyView Macro Opportunities Fund

EXCHANGE-TRADED FUNDS - 8.3% (Continued)	Shares	Value
iShares MSCI Emerging Markets Index Fund	10,000	$394,800
iShares MSCI Mexico Capped ETF	10,000	602,900
PIMCO Total Return ETF*	892	94,998
PowerShares Emerging Markets Sovereign Debt Portfolio*	2,651	73,035
PowerShares S&P 500 Buywrite*	3,095	65,459
PowerShares S&P 500 Low Volatility*	4,039	134,903
PowerShares Senior Loan Portfolio*	2,581	64,190
ProShares UltraShort S&P 500^	10,000	289,100
SPDR DB International Government
Inflation-Protected Bond*	794	47,132
SPDR S&P MidCap 400 Index Fund	1,000	250,390
Sprott Physical Gold Trust^†*	22,899	252,919
Sprott Physical Platinum & Palladium Trust^†*	63,121	579,451
Sprott Physical Silver Trust^†*	30,214	259,840
TOTAL EXCHANGE-TRADED FUNDS
(Cost $3,652,709)		3,389,878

CLOSED-END MUTUAL FUNDS - 3.8%
Ares Capital Corp.	1,600	28,848
Central Fund of Canada Ltd.†*	103,163	1,517,528
PennantPark Investment Corp.	2,700	30,888
TOTAL CLOSED-END MUTUAL FUNDS
(Cost $1,544,615)		1,577,264

PURCHASED OPTIONS - 0.1%	Contracts
Put Options - 0.1%
S&P 500 Index
Expiration: March 2014, Exercise Price: $1,700.00	50	12,500
Wisdom Tree Chinese Yuan Strategy
Expiration: July 2014, Exercise Price: $25.17	300	17,250
Expiration: July 2014, Exercise Price: $26.17	211	23,737
Total Put Options		53,487
TOTAL PURCHASED OPTIONS (Cost $167,952)		53,487

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

Orinda SkyView Macro Opportunities Fund

SHORT-TERM INVESTMENTS - 26.7%	Shares	Value
MONEY MARKET FUNDS - 26.7%
Fidelity Government Portfolio - Class I, 0.01% (b)	10,987,869	$10,987,869
TOTAL SHORT-TERM INVESTMENTS - 26.7%
(Cost $10,987,869)		10,987,869
TOTAL INVESTMENTS (Cost $37,321,689) - 97.1%		39,927,578
Other Assets in Excess of Liabilities - 2.9%		1,194,030
TOTAL NET ASSETS - 100.0%		$41,121,608

Percentages are stated as a percent of net assets.

^	Non-income producing.
+	The rate shown represents the fund’s 7-day yield as of February 28, 2014.
†	U.S. traded security of a foreign issuer or corporation.
*	All or a portion of the security has been segregated for open short positions.

The Global Industry Classification Standard (GICS®) was developed by and/or is the  exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
at February 28, 2014

Orinda SkyView Macro Opportunities Fund

COMMON STOCKS - 4.8%	Shares	Value
Energy - 1.0%
Kinder Morgan Energy Partners UT Limited Partner	2,886	$214,343
Kinder Morgan Management LLC	3,055	213,239
		427,582
Financials - 0.7%
WestPac Banking Corp. - ADR†	9,170	276,475

Industrials - 1.2%
Diana Shipping, Inc.†	12,271	159,769
Dryships, Inc.†	45,177	166,251
Joy Global, Inc.	3,362	184,910
		510,930
Information Technology - 0.5%
Facebook, Inc.	3,017	206,544

Materials - 1.4%
BHP Billiton Ltd. - ADR†	2,127	146,550
Rio Tinto PLC - ADR†	2,435	139,526
Southern Copper Corp.	5,142	156,883
Teck Resources Ltd.†	4,936	109,727
		552,686
TOTAL COMMON STOCKS (Proceeds $1,923,476)		1,974,217

EXCHANGE-TRADED FUNDS - 6.3%
iPath Goldman Sachs Crude Oil Total Return Index†	32,517	784,635
iShares MSCI Australia Index Fund	32,026	799,049
iShares MSCI Brazil Capped ETF	10,199	418,159
iShares MSCI Chile Capped ETF	7,041	308,325
iShares U.S. Real Estate ETF	800	54,680
Market Vectors Russia Total Return ETF	9,993	244,029
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $2,609,157)		2,608,877

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2014

Orinda SkyView Macro Opportunities Fund

REITS - 2.0%	Shares	Value
American Tower Corp.	6,301	$513,342
Crown Castle International Corp.	3,902	296,162
TOTAL REITS (Proceeds $760,538)		809,504
TOTAL SECURITIES SOLD SHORT
(Proceeds $5,293,171) - 13.1%		$5,392,598

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
†U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the  exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

SCHEDULE OF OPTIONS WRITTEN
at February 28, 2014

PUT OPTIONS	Contracts	Value
Facebook, Inc.
Expiration: March 2014, Exercise Price: $65.00	8	$320
S&P 500 Index
Expiration: March 2014, Exercise Price: $1,600.00	50	5,000
TOTAL OPTIONS WRITTEN
(Premiums received $59,066)		$5,320

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF FUTURES CONTRACTS
at February 28, 2014

Orinda SkyView Macro Opportunities Fund

	Number of
	Contracts			Unrealized
	Purchased /	Notional	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)

Long Contracts

2-Year U.S. Treasury
Note Futures	21	$4,617,375	June 2014	$(360)
3-Month Euro Euribor
Interest Rate Futures	7	2,408,521	December 2014	24
5-Year U.S. Treasury
Note Futures	4	479,437	June 2014	(100)
90-Day Euro Dollar Futures	7	1,744,487	December 2014	1,460
90-Day Sterling Futures	9	1,869,443	December 2014	(108)
90-Day Sterling Futures	4	832,622	June 2014	224
90-Day Sterling Futures	6	1,249,372	March 2014	200
ASX 90-Day Bank
Accepted Bills Futures	9	1,904,343	June 2014	(128)
ASX 90-Day Bank
Accepted Bills Futures	6	1,269,171	March 2014	(665)
Australian 3-Year
Bond Futures	2	173,365	March 2014	799
Bank Acceptance Futures	10	2,229,974	December 2014	568
BP Currency Futures	1	104,731	March 2014	1,760
Canadian 10-Year
Bond Futures	1	117,944	June 2014	974
Euro Fx Currency Futures	1	172,775	March 2014	1,885
Euro-Bobl Futures	3	524,652	March 2014	(18)
Euro-Schatz Futures	23	3,509,303	March 2014	1,003
Mexican Peso Futures	2	75,300	March 2014	33
MSCI Taiwan Index Futures	1	30,280	March 2014	67
S&P 500 E-Mini Futures	1	92,880	March 2014	4,441
SGX Nikkei 225
Index Futures	1	73,155	March 2014	3,559
SPI 200 Futures	1	120,378	March 2014	6,356
Swiss Franc Currency Futures	6	854,250	March 2014	7,359
				$29,333

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF FUTURES CONTRACTS (Continued)
at February 28, 2014

Orinda SkyView Macro Opportunities Fund

	Number of
	Contracts			Unrealized
	Purchased /	Notional	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)

Short Contracts

10-Year U.S. Treasury
Note Futures	(2)	$(249,062)	June 2014	$75
30-Year U.S. Treasury
Bond Futures	(2)	(266,125)	June 2014	(909)
90-Day Euro Dollar Futures	(2)	(495,250)	December 2015	(2,004)
90-Day Euro Dollar Futures	(2)	(490,025)	December 2016	(954)
90-Day Euro Dollar Futures	(2)	(492,700)	June 2016	(2,254)
90-Day Euro Dollar Futures	(2)	(487,575)	June 2017	(617)
90-Day Euro Dollar Futures	(2)	(494,000)	March 2016	(2,154)
90-Day Euro Dollar Futures	(1)	(244,400)	March 2017	(390)
90-Day Euro Dollar Futures	(2)	(491,375)	September 2016	(1,167)
90-Day Euro Dollar Futures	(1)	(243,225)	September 2017	(552)
Australian 10-Year
Bond Futures	(2)	(171,402)	March 2014	(1,084)
Australian Dollar
Currency Futures	(8)	(713,600)	March 2014	5,848
BP Currency Futures	(9)	(942,581)	March 2014	(21,500)
Canadian Dollar
Currency Futures	(6)	(542,040)	March 2014	22,903
Copper Futures	(5)	(397,563)	July 2014	8,049
Japanese Yen
Currency Futures	(8)	(982,500)	March 2014	(10,360)
				$(7,070)

As of February 28, 2014, initial margin deposits of $152,598 have been pledged in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at February 28, 2014

	Orinda SkyView	Orinda SkyView
	Multi-Manager	Macro
	Hedged Equity	Opportunities
	Fund	Fund
Assets:
Investments, at value
(cost of $142,280,310 and $37,321,689, respectively)	$170,206,614	$39,927,578
Cash	26,413,664	1,781,808
Deposits at brokers	—	6,755,170
Deposits at brokers - foreign currency	—	7,890
Receivables:
Securities sold	4,157,025	343,880
Fund shares sold	675,377	104,508
Dividends and interest	39,535	52,075
Return of Capital	—	12,000
Unrealized variation margin on futures contracts	84,773	22,263
Prepaid expenses	21,860	1,847
Total assets	201,598,848	49,009,019

Liabilities:
Options written, at value
(proceeds $130,881 and $59,066, respectively)	65,000	5,320
Securities sold short
(proceeds $36,840,399 and $5,293,171, respectively)	37,457,113	5,392,598
Payables:
Variation margin on futures contracts	—	225
Due to broker	7,883,193	—
Foreign currency	—	32,016
Securities purchased	6,145,869	2,233,577
Fund shares redeemed	209,283	66,653
Dividends on short positions	14,820	2,575
Advisory fee	222,743	45,817
Administration fee	50,305	31,972
Distribution fees	15,306	8,504
Service fees	9,583	3,927
Custody fees	1,870	3,968
Transfer agent fees and expenses	25,892	14,780
Accrued expenses and other payables	54,062	45,479
Total liabilities	52,155,039	7,887,411
Net assets	$149,443,809	$41,121,608

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
at February 28, 2014

	Orinda SkyView	Orinda SkyView
	Multi-Manager	Macro
	Hedged Equity	Opportunities
	Fund	Fund
Net assets consist of:
Paid in capital	$128,068,604	$39,097,568
Accumulated net investment loss	(829,294)	(232,732)
Accumulated net realized loss on investments	(5,255,798)	(325,816)
Net unrealized appreciation (depreciation) on:
Investments	27,935,796	2,720,354
Options	(9,492)	(114,465)
Foreign currency related transactions	53	117
Securities sold short	(616,714)	(99,427)
Written options contracts	65,881	53,746
Futures contracts	84,773	22,263
Net assets	$149,443,809	$41,121,608
Class A:
Net assets applicable to outstanding Class A shares	$40,759,488	$20,932,253
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	1,501,871	795,715
Net asset value and redemption price per share	$27.14	$26.31
Maximum offering price per share
(net asset value divided by 95.00%)	$28.57	$27.69
Class I:
Net assets applicable to outstanding Class I shares	$108,684,321	$20,189,355
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	3,968,719	763,388
Net asset value, offering price
and redemption price per share	$27.39	$26.45

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended February 28, 2014

	Orinda SkyView	Orinda SkyView
	Multi-Manager	Macro
	Hedged Equity	Opportunities
	Fund	Fund
Investment income:
Dividends (net of foreign taxes withheld
of $10,777 and $7,506, respectively and net of
issuance fees of $3,873 and $825, respectively)	$716,083	$456,454
Interest	4,770	39,007
Total investment income	720,853	495,461
Expenses:
Investment advisory fees (Note 5)	2,944,039	841,406
Administration fees (Note 5)	187,377	129,633
Distribution fees (Note 6)
Distribution fees – Class A	76,855	48,374
Service fees (Note 7)
Service fees – Class A	39,964	29,024
Service fees – Class I	70,513	18,205
Transfer agent fees and expenses	101,720	61,648
Federal and state registration fees	47,918	35,615
Audit fees	24,051	19,478
Compliance expense	24,914	23,169
Legal fees	12,501	12,001
Reports to shareholders	22,999	15,998
Trustees’ fees and expenses	11,264	6,000
Custody fees	8,883	10,078
Other	52,687	50,831
Total expenses before dividends and interest on short positions	3,625,685	1,301,460
Dividends expense on short positions	305,829	146,872
Broker interest expense on short positions	1,309,136	112,439
Investment interest expense on short positions	—	45,534
Total expenses before reimbursement from advisor	5,240,650	1,606,305
Expense reimbursement from advisor (Note 5)	(107,205)	(257,610)
Net expenses	5,133,445	1,348,695
Net investment loss	$(4,412,592)	$(853,234)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (Continued)
For the Year Ended February 28, 2014

	Orinda SkyView	Orinda SkyView
	Multi-Manager	Macro
	Hedged Equity	Opportunities
	Fund	Fund
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	$18,199,161	$362,718
Options	(972,211)	(1,145,390)
Foreign currency related transactions	20	748
Securities sold short	(14,070,087)	(8,115)
Written options contracts	1,108,986	704,962
Futures contracts	243,523	223,575
Long-term capital gain distributions from
regulated investment companies	—	1,817
Net change in unrealized gain (loss) on:
Investments	13,842,540	2,505,848
Options	214,716	(45,657)
Foreign currency related transactions	57	(1,813)
Securities sold short	(2,036,810)	71,496
Written options contracts	84,157	53,746
Futures contracts	84,332	(126,361)
Net realized and unrealized gain on investments	16,698,384	2,597,574
Net increase in net assets
resulting from operations	$12,285,792	$1,744,340

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Orinda SkyView Multi-Manager Hedged Equity Fund

	Year Ended	Year Ended
	February 28, 2014	February 28, 2013
Operations:
Net investment loss	$(4,412,592)	$(4,529,282)
Net realized gain (loss) on investments	4,509,392	(3,856,822)
Net change in unrealized appreciation on investments	12,188,992	6,905,300
Net increase (decrease) in net assets
resulting from operations	12,285,792	(1,480,804)

Distributions to Shareholders From:
Net realized gains
Class A shares	(995,706)	(8,756)
Class C shares	—	—
Class I shares	(2,927,945)	(35,211)
Total distributions	(3,923,651)	(43,967)

Capital Share Transactions:
Proceeds from shares sold
Class A shares	24,685,659	15,908,753
Class C shares	—	1,338,030
Class I shares	34,103,350	41,322,650
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	900,286	7,493
Class C shares	—	—
Class I shares	2,317,805	28,823
Cost of shares redeemed
Class A shares	(8,068,970)	(37,037,954)
Class C shares	—	(5,367,916)
Class I shares	(25,317,846)	(41,156,218)
Redemption fees retained
Class A shares	4,341	3,626
Class C shares	—	—
Class I shares	2,874	6,358
Net increase (decrease) in net assets
from capital share transactions	28,627,499	(24,946,355)
Total increase (decrease) in net assets	36,989,640	(26,471,126)

Net Assets:
Beginning of period	112,454,169	138,925,295
End of period	$149,443,809	$112,454,169
Accumulated net investment loss	$(829,294)	$(466,923)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Orinda SkyView Multi-Manager Hedged Equity Fund

	Year Ended	Year Ended
	February 28, 2014	February 28, 2013
Changes in Shares Outstanding:
Shares sold
Class A shares	927,481	640,779
Class C shares	—	53,665
Class I shares	1,273,637	1,652,349
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	33,480	307
Class C shares	—	—
Class I shares	85,465	1,176
Shares redeemed
Class A shares	(302,921)	(1,510,948)
Class C shares	—	(221,844)
Class I shares	(947,213)	(1,668,841)
Net increase (decrease) in shares outstanding	1,069,929	(1,053,357)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Orinda SkyView Macro Opportunities Fund*

	Year Ended	Period Ended
	February 28, 2014	February 28, 2013*
Operations:
Net investment loss	$(853,234)	$(301,919)
Net realized gain on investments	140,315	98,095
Net change in unrealized appreciation on investments	2,457,259	125,329
Net increase (decrease) in net assets resulting from operations	1,744,340	(78,495)
Distributions to Shareholders From:
Net realized gains
Class A shares	(40,374)	(12,991)
Class I shares	(40,686)	(6,074)
Total distributions	(81,060)	(19,065)
Capital Share Transactions:
Proceeds from shares sold
Class A shares	9,323,542	19,163,499
Class I shares	8,935,249	14,112,061
Proceeds from shares issued to holders in reinvestment of dividends
Class A shares	38,942	12,322
Class I shares	40,303	6,042
Cost of shares redeemed
Class A shares	(6,603,620)	(1,829,880)
Class I shares	(2,499,429)	(1,146,142)
Redemption fees retained
Class A shares	831	1,590
Class I shares	434	144
Net increase in net assets from capital share transactions	9,236,252	30,319,636
Total increase in net assets	10,899,532	30,222,076
Net Assets:
Beginning of period	30,222,076	—
End of period	$41,121,608	$30,222,076
Accumulated net investment loss	$(232,732)	$(140,894)
Changes in Shares Outstanding:
Shares sold
Class A shares	368,872	759,052
Class I shares	352,147	554,369
Proceeds from shares issued to holders in reinvestment of dividends
Class A shares	1,536	487
Class I shares	1,582	239
Shares redeemed
Class A shares	(262,404)	(71,828)
Class I shares	(99,596)	(45,353)
Net increase in shares outstanding	362,137	1,196,966

*  The Orinda SkyView Macro Opportunities Fund commenced operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

Increase (decrease) in cash —

Cash flows from operating activities:
Net decrease in net assets from operations	$12,285,792
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(164,651,198)
Proceeds for dispositions of investment securities	175,105,537
Purchase of short term investments, net	(27,479,219)
Decrease in deposits at broker	16,663,313
Decrease in dividends and interest receivable	14,429
Decrease in receivable for securities sold	344,447
Decrease in prepaid expenses and other assets	18,046
Premiums received on options written	2,278,647
Premiums paid for closing options written	(984,034)
Increase in unrealized appreciation on futures contracts	(84,332)
Proceeds on securities sold short	126,987,878
Purchases to cover short sales	(140,696,368)
Increase in due to broker	7,883,193
Increase in payable for securities purchased	4,172,644
Decrease in payable for dividends on short positions	(22,296)
Increase in accrued management fees	42,908
Increase in accrued administration fees	17,920
Increase in distribution and service fees	9,079
Increase in custody fees	1,586
Increase in transfer agent expenses	7,028
Increase in other accrued expenses	20,204
Unrealized depreciation on securities	(12,104,603)
Net realized gain on investments	(4,265,849)
Net cash used in operating activities	(4,435,248)

Cash flows from financing activities:
Proceeds from shares sold	58,432,105
Payment on shares redeemed	(33,777,633)
Distributions paid in cash	(705,560)
Net cash provided by financing activities	23,948,912
Net increase in cash	19,513,664

Cash:
Beginning balance	6,900,000
Ending balance	$26,413,664

Supplemental information:
Cash paid for interest	$1,309,136

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2014

Orinda SkyView Macro Opportunities Fund

Increase (decrease) in cash —

Cash flows from operating activities:
Net decrease in net assets from operations	$1,744,340
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(76,772,867)
Proceeds for dispositions of investment securities	76,102,122
Purchase of short term investments, net	(5,938,893)
Increase in deposits at broker	(4,563,479)
Decrease in deposits at broker - foreign currency	(5,941)
Increase in dividends and interest receivable	(3,613)
Increase in return of capital receivable	(12,000)
Decrease in receivable for securities sold	2,180,103
Increase in unrealized appreciation on futures contracts	126,361
Decrease in prepaid expenses and other assets	37,642
Premiums received on options written	1,173,762
Premiums paid for closing options written	(226,168)
Decrease in foreign currency payable	(29,675)
Proceeds on securities sold short	18,999,869
Purchases to cover short sales	(18,912,752)
Decrease in due to custodian	(221,816)
Increase in payable for variation margin on futures contracts	225
Increase in payable for securities purchased	1,109,227
Increase in payable for dividends on short positions	490
Decrease in payable for investment interest on short positions	(1,837)
Increase in accrued management fees	18,048
Increase in accrued administration fees	12,550
Increase in distribution and service fees	2,620
Increase in custody fees	3,237
Increase in transfer agent expenses	8,100
Decrease in other accrued expenses	(19,504)
Increase in amortization	(3,134)
Unrealized appreciation on securities	(2,585,433)
Net realized gain on investments	85,907
Net cash used in operating activities	(7,692,509)

Cash flows from financing activities:
Proceeds from shares sold	18,511,960
Payment on shares redeemed	(9,035,828)
Distributions paid in cash	(1,815)
Net cash provided by financing activities	9,474,317
Net increase in cash	1,781,808

Cash:
Beginning balance	—
Ending balance	$1,781,808

Supplemental information:
Cash paid for interest	$112,439

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Orinda SkyView Multi-Manager Hedged Equity Fund

For a capital share outstanding throughout the period

Class A
	For the	For the	March 31, 2011
	Year Ended	Year Ended	through
	February 28,	February 28,	February 29,
	2014	2013	2012*
Net Asset Value – Beginning of Period	$25.43	$25.43	$25.00
Income from Investment Operations:
Net investment income (loss)	(0.58)	(1.33)	(0.21)
Net realized and unrealized gain (loss) on investments	3.05	1.34	0.64
Total from investment operations	2.47	0.01	0.43
Less Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	(0.76)	(0.01)	—
Total distributions	(0.76)	(0.01)	—
Redemption fees	0.00 ~	—	—
Net Asset Value – End of Period	$27.14	$25.43	$25.43
Total Return	9.73%	0.04%	1.72	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$40,760	$21,461	$43,583
Ratio of operating expenses to average net assets:
Before reimbursements	4.21%	4.86%	4.38	%^
After reimbursements	4.13%	4.72%	3.90	%^
Ratio of interest expense and dividends
on short positions to average net assets	1.22%	1.77%	0.95	%^
Ratio of operating expenses excluding
interest expense and dividend payments
on short positions to average net assets:
Before reimbursements	2.99%	3.09%	3.43	%^
After reimbursements	2.91%	2.95%	2.95	%^
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	(3.68)%	(3.85)%	(3.68	)%^
After reimbursements	(3.60)%	(3.71)%	(3.20	)%^
Portfolio turnover rate	157%	130%	87	%+
*	Commencement of operations for Class A shares was March 31, 2011.
+	Not Annualized
^	Annualized
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Orinda SkyView Multi-Manager Hedged Equity Fund

For a capital share outstanding throughout the period

Class I
	For the	For the	March 31, 2011
	Year Ended	Year Ended	through
	February 28,	February 28,	February 29,
	2014	2013	2012*
Net Asset Value – Beginning of Period	$25.58	$25.50	$25.00
Income from Investment Operations:
Net investment income (loss)	(0.83)	(0.91)	(0.28)
Net realized and unrealized gain (loss) on investments	3.40	1.00	0.78
Total from investment operations	2.57	0.09	0.50
Less Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	(0.76)	(0.01)	—
Total distributions	(0.76)	(0.01)	—
Redemption fees	0.00 ~	—	—
Net Asset Value – End of Period	$27.39	$25.58	$25.50
Total Return	10.06%	0.35%	2.00	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$108,684	$90,993	$91,096
Ratio of operating expenses to average net assets:
Before reimbursements	3.92%	4.68%	4.14	%^
After reimbursements	3.84%	4.52%	3.60	%^
Ratio of interest expense and dividends
on short positions to average net assets	1.23%	1.88%	0.96	%^
Ratio of operating expenses excluding
interest expenses and dividend payments
on short positions to average net assets:
Before reimbursements	2.69%	2.80%	3.18	%^
After reimbursements	2.61%	2.64%	2.64	%^
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	(3.36)%	(3.63)%	(3.46	)%^
After reimbursements	(3.28)%	(3.47)%	(2.92	)%^
Portfolio turnover rate	157%	130%	87	%+

*	Commencement of operations for Class I shares was March 31, 2011.
+	Not Annualized
^	Annualized
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Orinda SkyView Macro Opportunities Fund

For a capital share outstanding throughout the period

Class A
	For the	April 30, 2012
	Year Ended	through
	February 28,	February 28,
	2014	2013*
Net Asset Value – Beginning of Period	$25.22	$25.00
Income from Investment Operations:
Net investment income (loss)	(0.56)	(0.32)
Net realized and unrealized gain (loss) on investments	1.70	0.56
Total from investment operations	1.14	0.24
Less Distributions:
Dividends from net investment income	—	—
Distributions from net realized gains	(0.05)	(0.02)
Total distributions	(0.05)	(0.02)
Redemption fees	0.00 ~	—
Net Asset Value – End of Period	$26.31	$25.22
Total Return	4.54%	0.96	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$20,932	$17,347
Ratio of operating expenses to average net assets:
Before reimbursements	4.42%	5.49	%^
After reimbursements	3.74%	3.80	%^
Ratio of interest expense and dividends
on short positions to average net assets	0.81%	0.84	%^
Ratio of operating expenses excluding
interest expense and dividend payments
on short positions to average net assets:
Before reimbursements	3.61%	4.65	%^
After reimbursements	2.93%	2.96	%^
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	(3.10)%	(4.20	)%^
After reimbursements	(2.42)%	(2.51	)%^
Portfolio turnover rate	270%	205	%+

*	Commencement of operations for Class A shares was April 30, 2012.
+	Not Annualized
^	Annualized
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Orinda SkyView Macro Opportunities Fund

For a capital share outstanding throughout the period

Class I
	For the	April 30, 2012
	Year Ended	through
	February 28,	February 28,
	2014	2013*
Net Asset Value – Beginning of Period	$25.28	$25.00
Income from Investment Operations:
Net investment income (loss)	(0.50)	(0.16)
Net realized and unrealized gain (loss) on investments	1.72	0.46
Total from investment operations	1.22	0.30
Less Distributions:
Dividends from net investment income	—	—
Distributions from net realized gains	(0.05)	(0.02)
Total distributions	(0.05)	(0.02)
Redemption fees	0.00 ~	—
Net Asset Value – End of Period	$26.45	$25.28
Total Return	4.85%	1.20	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$20,190	$12,875
Ratio of operating expenses to average net assets:
Before reimbursements	4.12%	5.77	%^
After reimbursements	3.44%	3.46	%^
Ratio of interest expense and dividends
on short positions to average net assets	0.81%	0.80	%^
Ratio of operating expenses excluding
interest expenses and dividend payments
on short positions to average net assets:
Before reimbursements	3.31%	4.97	%^
After reimbursements	2.63%	2.66	%^
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	(2.80)%	(4.41	)%^
After reimbursements	(2.12)%	(2.10	)%^
Portfolio turnover rate	270%	205	%+

*	Commencement of operations for Class I shares was April 30, 2012.
+	Not Annualized
^	Annualized
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
February 28, 2014

NOTE 1 – ORGANIZATION

The Orinda SkyView Multi-Manager Hedged Equity Fund (the “Hedged Equity” Fund) and the Orinda SkyView Macro Opportunities Fund (the “Macro Opportunities” Fund, and each a “Fund” and collectively the “Funds”) are each diversified series of Advisors Series Trust (the “Trust”), which are registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as open-end management investment companies.  The investment objective of the Hedged Equity Fund is long-term capital appreciation, and in pursuing its objective, the Fund looks to emphasize risk-adjusted returns and reduced volatility compared to traditional broad-based equity market indices.  The Hedged Equity Fund commenced operations on March 31, 2011 and offers Class A and Class I shares.  The investment objective of the Macro Opportunities Fund is to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles.  In pursuing its objective, the Macro Opportunities Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.  The Macro Opportunities Fund commenced operations on April 30, 2012 and offers Class A and Class I shares.  Each class of shares differs principally in its respective shareholder servicing expenses, distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.  Therefore, no Federal income or excise tax provisions are required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years ended 2012 – 2013, or expected to be taken in the Funds’ 2014 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds’ shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Funds, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Foreign Currency:  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors.

F.
Redemption Fees:  The Hedged Equity Fund and Macro Opportunities Fund each charge a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

G.
Options Transactions:  The Funds may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with each Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Funds’ custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

H.
Futures Contracts and Options on Futures Contracts:  The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives.  The Funds use futures contracts and options on such futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.  Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount.  Subsequent payments (variation margin) are made or received by the

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds.  Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss.  With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.  The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

I.
Leverage and Short Sales:  The Funds may use leverage in connection with their investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Funds if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Funds will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Funds of a security which they do not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Funds will realize a loss.  The risk on a short sale is unlimited because the Funds must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Funds would also incur increased transaction costs associated with selling securities short.  In addition, if the Funds sell securities short, they must maintain a segregated account with their custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Funds’ broker (not including the proceeds from the short sales).  The Funds may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Funds may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

J.
Mutual Fund and ETF Trading Risk:  The Funds may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Funds will indirectly bear their proportionate share of the costs.

K.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 28, 2014, the Funds made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Hedged Equity Fund	$4,050,221	$(40,662)	$(4,009,559)
Macro Opportunity Fund	761,396	(303,076)	(458,320)

L.
Offsetting Assets & Liabilities:  The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The Funds’ policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts.  During the year ended February 28, 2014, the Funds were not subject to any master netting arrangements.  For additional information regarding the offsetting assets and liabilities at February 28, 2014, please reference the table in Note 4.

M.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of February 28, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign- issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

Short-Term Debt Securities:  Short-term securities having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Hedged Equity Fund’s securities as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$22,662,924	$—	$—	$22,662,924
Consumer Staples	10,588,393	—	—	10,588,393
Energy	3,939,688	—	—	3,939,688
Financials	11,225,923	162,034	—	11,387,957
Health Care	8,850,916	—	—	8,850,916
Industrials	18,518,368	—	—	18,518,368
Information Technology	33,266,822	—	—	33,266,822
Materials	1,253,066	—	—	1,253,066
Telecommunication Services	393,451	—	—	393,451
Utilities	907,152	—	—	907,152
Total Common Stock	111,606,703	162,034	—	111,768,737
Exchange-Traded Funds	273,060	—	—	273,060
Purchased Options
Call Options	624,400	828,490	—	1,452,890
Put Options	12,500	—	—	12,500
Total Purchased Options	636,900	828,490	—	1,465,390
Short-Term Investments	56,699,427	—	—	56,699,427
Total Investments in Securities	$169,216,090	$990,524	$—	$170,206,614
Securities Sold Short	$37,407,575	$—	$49,538	$37,457,113
Written Options
Call Options	$60,000	$—	$—	$60,000
Put Options	5,000	—	—	5,000
Total Written Options	65,000	—	—	65,000
Other Financial Instruments*
Long Futures Contracts	$84,773	$—	$—	$84,773

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the instrument.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

The following is a summary of the fair valuation hierarchy of the Macro Opportunities Fund’s securities as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,244,805	$—	$—	$3,244,805
Consumer Staples	1,084,880	—	—	1,084,880
Energy	3,678,086	—	—	3,678,086
Financials	3,127,524	—	—	3,127,524
Health Care	1,661,518	—	—	1,661,518
Industrials	2,339,488	—	—	2,339,488
Information Technology	3,207,094	—	—	3,207,094
Materials	4,608,940	—	—	4,608,940
Total Common Stock	22,952,335	—	—	22,952,335
REITs	199,245	—	—	199,245
Corporate Bonds	—	767,500	—	767,500
Exchange-Traded Funds	3,389,878	—	—	3,389,878
Closed-End Mutual Funds	1,577,264	—	—	1,577,264
Purchased Options
Put Options	12,500	40,987	—	53,487
Total Purchased Options	12,500	40,987	—	53,487
Short-Term Investments	10,987,869	—	—	10,987,869
Total Investments
in Securities	$39,119,091	$808,487	$—	$39,927,578
Securities Sold Short	$5,392,598	$—	$—	$5,392,598
Written Options
Put Options	$5,320	$—	$—	$5,320
Total Written Options	$5,320	$—	$—	$5,320
Other Financial Instruments*
Long Futures Contracts	$29,333	$—	$—	$29,333
Short Futures Contracts	(7,070)	—	—	(7,070)
Total Other Financial
Instruments	$22,263	$—	$—	$22,263

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the instrument.

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at February 28, 2014, the end of the reporting period.  The Hedged Equity Fund transferred $162,034 from level 1 to level 2 at February 28, 2014 because the security was priced at the mean between the bid and ask spread.  The Macro Opportunities Fund recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Orinda SkyView Macro Opportunities Fund on February 28, 2014.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

The following is a reconciliation of the Orinda SkyView Multi-Manager Fund’s level 3 investments for which significant unobservable inputs were used in determining fair value.

Investments in Securities, at value
Securities Sold Short
Balance as of February 28, 2013	$—
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of level 3	49,538
Balance as of February 28, 2014	$49,538

As of March 25, 2013, the Valuation Committee has priced the securities as of the last trade price.  Since the securities’ fair value utilized significant unobservable inputs due to the lack of available market data, the securities are categorized as level 3 of the fair value hierarchy.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The various derivative instruments that the Funds may use are options, futures, swaps, and forward foreign currency contracts, among others.  The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk.  The Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk.  A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Funds’ use of, and accounting for, derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position.  Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

Average Balance Information
The average monthly market values of purchased and written options during the year ended February 28, 2014 for the Hedged Equity Fund were $2,728,402 and $474,242, respectively.  The average monthly notional amount of long futures contracts during the year ended February 28, 2014 was $1,716,620.

The average monthly market values of purchased and written options during the year ended February 28, 2014 for the Macro Opportunities Fund were $293,270 and $147,474, respectively.  The average monthly notional amounts of long and short futures contracts during the period ended February 28, 2014 were $13,753,626 and $8,817,163, respectively.

Orinda SkyView Multi-Manager Hedged Equity Fund

Transactions in written options contracts for the year ended February 28, 2014, are as follows:

	Number of	Premiums
	Contracts	Received
Beginning Balance	(1,314)	$(150,054)
Options written	(5,945)	(2,278,647)
Options closed	4,569	1,002,436
Options expired	1,340	1,090,583
Options exercised	800	204,801
Outstanding at February 28, 2014	(550)	$(130,881)

Orinda SkyView Macro Opportunities Fund

Transactions in written options contracts for the year ended February 28, 2014, are as follows:

	Number of	Premiums
	Contracts	Received
Beginning Balance	—	$—
Options written	(7,466)	(1,173,761)
Options closed	1,958	334,973
Options expired	3,344	596,157
Options exercised	2,106	183,565
Outstanding at February 28, 2014	(58)	$(59,066)

As of February 28, 2014, the Hedged Equity Fund held the following long futures contracts: 55 S&P 500 E-mini for delivery in March 2014.  The Fund has recorded an unrealized gain of $84,773 related to these contracts.

As of February 28, 2014, the Macro Opportunities Fund held the following long futures contracts: 21 2-Year U.S. Treasury Note, 7 3-Month Euro Euribor Interest Rate, 4 5-Year U.S. Treasury Note, 7 90-Day Euro Dollar, 19 90-Day Sterling, 15 ASX 90-Day

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

Bank Accepted Bills, 2 Australian 3-Year Bond, 10 Bank Acceptance, 1 BP Currency, 1 Canadian 10-Year Bond, 1 Euro Fx Currency, 3 Euro-Bobl, 23 Euro-Schatz, 2 Mexican Peso, 1 MSCI Taiwan Index, 1 S&P 500 E-mini, 1 SGX Nikkei 225 Index, 1 SPI 200, and 6 Swiss Franc Currency for delivery at various times.  The Fund has recorded an unrealized gain of $29,333 as of February 28, 2014 related to these contracts.

As of February 28, 2014, the Macro Opportunities Fund also held the following short futures contracts: 2 10-Year U.S. Treasury Note, 2 30-Year U.S. Treasury Bond, 14 90-Day Euro Dollar, 2 Australian 10-Year Bond, 8 Australian Dollar Currency, 9 BP Currency, 6 Canadian Dollar Currency, 5 Copper, and 8 Japanese Yen Currency for delivery at various times.  The Fund has recorded an unrealized loss of $7,070 as of February 28, 2014 related to these contracts.

The locations on the Statement of Assets and Liabilities of the Hedged Equity Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of February 28, 2014 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted
for as hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
Equity Contracts –	Investments,		Options
Options	at fair value	$1,465,390	written, at value	$65,000
	Net Assets –
	unrealized
	appreciation
Equity Contracts –	on futures
Futures*	contracts	84,773	N/A	—
Total		$1,550,163		$65,000

*	Includes cumulative appreciation of futures contracts as reported in Schedule of Open Futures Contracts. The current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$(972,211)	$1,108,986	$243,523	$380,298
Total	$(972,211)	$1,108,986	$243,523	$380,298

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$214,716	$84,157	$84,332	$383,205
Total	$214,716	$84,157	$84,332	$383,205

The locations on the Statement of Assets and Liabilities of the Macro Opportunities Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of February 28, 2014 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted
for as hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
	Net Assets –
	unrealized
	appreciation
Commodity Contracts –	on futures
Futures*	contracts	$8,049	N/A	—
Equity Contracts –	Investments,		Options
Options	at fair value	$12,500	written, at value	$5,320
	Net Assets –
	unrealized
	appreciation
Equity Contracts –	on futures
Futures*	contracts	$14,423	N/A	—
Foreign Exchange Contracts –	Investments,
Options	at fair value	$40,987	N/A	—
	Net Assets –
	unrealized
	appreciation
Foreign Exchange Contracts –	on futures
Futures*	contracts	$7,928	N/A	—
	Net Assets –
	unrealized
	depreciation
Interest Rate Contracts –	on futures
Futures*	contracts	$(8,137)	N/A	—
Total		$75,750		$5,320

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Futures Contracts.  The current day’s variation margin is reported within the Statement of Assets & Liabilities.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

The effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$(1,145,390)	$704,962	$223,575	$(216,853)
Total	$(1,145,390)	$704,962	$223,575	$(216,853)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$(45,657)	$53,746	$(126,361)	$(118,272)
Total	$(45,657)	$53,746	$(126,361)	$(118,272)

The table below shows the offsetting assets and liabilities relating to the written options and futures contracts shown on the Statement of Assets and Liabilities.

Orinda SkyView Multi-Manager Hedged Equity Fund

Assets:
		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
		in the	in the	offset in the Statement
	Gross	Statement	Statement	of Assets and Liabilities
	Amounts of	of	of		Collateral
	Recognized	Assets and	Assets and	Financial	Pledged	Net
Description	Assets	Liabilities	Liabilities	Instruments	(Received)	Amount
Futures Contracts	$84,773	$—	$84,773	$—	$84,773	$—
	$84,773	$—	$84,773	$—	$84,773	$—

Liabilities:
		Gross	Net
		Amounts	Amounts	Gross Amounts not
		Offset	Presented	offset in the Statement
		in the	in the	of Assets and Liabilities
	Amounts of	of	of		Collateral
	Recognized	Assets and	Assets and	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
Written Options	$65,000	$—	$65,000	$—	$65,000	$—
Futures Contracts	$—	$—	$—	$—	$—	$—
	$65,000	$—	$65,000	$—	$65,000	$—

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

Orinda SkyView Macro Opportunities Fund

Assets:
		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
		in the	in the	offset in the Statement
	Gross	Statement	Statement	of Assets and Liabilities
	Amounts of	of	of		Collateral
	Recognized	Assets and	Assets and	Financial	Pledged	Net
Description	Assets	Liabilities	Liabilities	Instruments	(Received)	Amount
Futures Contracts	$67,587	$(45,324)	$22,263	$—	$22,263	$—
	$67,587	$(45,324)	$22,263	$—	$22,263	$—

Liabilities:
		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
		in the	in the	offset in the Statement
	Gross	Statement	Statement	of Assets and Liabilities
	Amounts of	of	of		Collateral
	Recognized	Assets and	Assets and	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
Written Options	$5,320	$—	$5,320	$—	$5,320	$—
Futures Contracts	45,324	(45,324)	—	—	—	—
	$50,644	$(45,324)	$5,320	$—	$5,320	$—

For additional information, please reference to the “Offsetting Assets and Liabilities” section in Note 2.

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2014, Orinda Asset Management, LLC (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Funds.  On September 19, 2013, the Board of Trustees (the “Board”) of the Trust approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Orinda SkyView Multi-Manager Hedged Equity Fund, the Orinda SkyView Macro Opportunities Fund and Orinda Asset Management, LLC (the “Advisor”), investment advisor of the Fund, pursuant to which the Advisor has agreed to reduce the Fund’s management fee from 2.30% to 1.96%, effective January 1, 2014. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.96% based upon the average daily net assets of the Hedged Equity and Macro Opportunities Funds.  For the year ended February 28, 2014, the Hedged Equity Fund and the Macro Opportunities Fund incurred $2,944,039 and $841,406 in advisory fees, respectively.  Advisory fees

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

payable at February 28, 2014 for the Hedged Equity Fund and the Macro Opportunities Fund were $222,743 and $45,817, respectively.  The Advisor has delegated the day to day management of the Hedged Equity and Macro Opportunities Funds to various Sub-Advisors.  The Advisor pays the Sub-Advisor fees for each of the Funds from its own assets and these fees are not an additional expense of the Funds.

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Orinda SkyView Multi-Manager Hedged Equity Fund
Class A	2.75%	*
Class I	2.44%	*

Orinda SkyView Macro Opportunities Fund
Class A	2.76%	**
Class I	2.46%	**

*
The Board approved an amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which the Advisor has agreed to reduce the Fund’s Expense Caps from 2.95% and 2.64% to 2.75% and 2.44% for Class A and Class I, respectively, effective January 1, 2014.

**
The Board approved an amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which the Advisor has agreed to reduce the Fund’s Expense Caps from 2.96% and 2.66% to 2.76% and 2.46% for Class A and Class I, respectively, effective January 1, 2014.

Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds’ obligations are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Funds’ expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended February 28, 2014, the Advisor reduced its fees and absorbed Fund expenses in the amount of $107,205 and $257,610 for the Hedged Equity and the Macro Opportunities Fund, respectively.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2015	2016	2017	Total
Hedged Equity Fund	$292,320	$195,481	$107,205	$595,006
Macro Opportunities Fund	$—	$236,777	$257,610	$494,387

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.  For the year ended February 28, 2014, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Orinda SkyView Multi-Manager Hedged Equity Fund

Administration & fund accounting	$187,377
Custody	$8,883
Transfer agency(a)	$89,367
Chief Compliance Officer	$24,914

(a) Does not include out-of-pocket expenses.

Orinda SkyView Macro Opportunities Fund

Administration & fund accounting	$129,633
Custody	$10,078
Transfer agency(a)	$51,552
Chief Compliance Officer	$23,169

(a) Does not include out-of-pocket expenses.

At February 28, 2014, the Funds had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Orinda SkyView Multi-Manager Hedged Equity Fund

Administration & fund accounting	$50,305
Custody	$1,870
Transfer agency(a)	$22,973
Chief Compliance Officer	$6,319

(a) Does not include out-of-pocket expenses.

Orinda SkyView Macro Opportunities Fund

Administration & fund accounting	$31,972
Custody	$3,968
Transfer agency(a)	$12,542
Chief Compliance Officer	$5,867

(a) Does not include out-of-pocket expenses.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended February 28, 2014, the Hedged Equity and Macro Opportunities Funds incurred distribution expenses on their Class A shares of $76,855 and $48,374, respectively.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Hedged Equity Fund may pay servicing fees at an annual rate of 0.13% of the average daily net assets of the Class A shares and 0.07% of the average daily net assets of the Class I shares and the Macro Opportunities Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of the Class A shares and 0.10% of the average daily net assets of the Class I shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended February 28, 2014, the Funds incurred, under the Agreement, shareholder servicing fees as follows:

Orinda SkyView Multi-Manager Hedged Equity Fund
Class A	$39,964
Class I	$70,513

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

Orinda SkyView Macro Opportunities Fund
Class A	$29,024
Class I	$18,205

NOTE 8 – SECURITIES TRANSACTIONS

For the year ended February 28, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Hedged Equity Fund	$154,685,121	$167,229,296
Macro Opportunities Fund	$ 75,535,497	$ 75,671,745

There were no purchases or sales of long-term U.S. Government securities.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Hedged	Macro
	Equity	Opportunities
	Fund	Fund
Cost of investments(a)	$144,138,210	$37,814,718
Gross unrealized appreciation	28,269,079	3,073,943
Gross unrealized depreciation	(2,200,675)	(961,083)
Net unrealized appreciation	26,068,404	2,112,860
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated gains/(losses)	(4,693,199)	(88,820)
Total accumulated earnings/(losses)	$21,375,205	$2,024,040

(a)
The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales, partnership income, outstanding constructive sales, and passive foreign investment companies.

At February 28, 2014, the Hedged Equity Fund had no tax basis capital losses to offset future capital gains.  At February 28, 2014, the Macro Opportunities Fund had no tax basis capital losses to offset future capital gains.  The Hedged Equity Fund utilized $2,115,354 of its capital loss carryforward in the year ended February 28, 2014.  The wash sales on short positions, post 30 wash sales, post-October losses, Section 1256 MTM, straddles, unsettled short deferrals, and unrealized on shorts/options/futures are included in other accumulated gain/loss.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during 2014 and 2013 were as follows:

	Year Ended	Year Ended
	February 28, 2014	February 28, 2013
Hedged Equity Fund
Ordinary income	$—	$—
Long-term capital gains	3,923,651	43,967

	Year Ended	Period Ended
	February 28, 2014	February 28, 2013
Macro Opportunities Fund
Ordinary income	$76,709	$—
Long-term capital gains	4,351	19,065

At February 28, 2014, the following funds deferred, on a tax basis, post-October losses of:

	Late Year Ordinary	Short-Term
	Loss Deferral	Loss
Hedged Equity Fund	$765,685	$1,723,771
Macro Opportunities Fund	—	—

NOTE 10 – OTHER TAX INFORMATION (Unaudited)

For the year ended February 28, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hedged Equity Fund	0.00%
Macro Opportunities Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2014 was as follows:

Hedged Equity Fund	0.00%
Macro Opportunities Fund	100.00%

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

NOTE 11 – SIGNIFICANT OWNERSHIP CONCENTRATION

At February 28, 2014, the Hedged Equity Fund invested 37.9% of its total net assets in the Fidelity Institutional Treasury Only Portfolio – Class I.  The Fidelity Institutional Treasury Only Portfolio – Class I seeks to invest in securities whose interest is exempt from state and local income taxes.  The Fidelity Institutional Treasury Only Portfolio – Class I will normally invest at least 80% of its assets in U.S. Treasury securities and related repurchase agreements.

At February 28, 2014, the Macro Opportunities Fund invested 26.7% of its total net assets in the Fidelity Institutional Government Portfolio – Class I.  The Fidelity Institutional Government Portfolio – Class I seeks to earn the highest amount of current income possible while maintaining principal and liquidity.  The Fidelity Institutional Government Portfolio – Class I will normally invest at least 80% of its assets in U.S. government securities and related repurchase agreements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Orinda Funds

We have audited the accompanying statements of assets and liabilities of the Orinda SkyView Multi-Manager Hedged Equity Fund and Orinda SkyView Macro Opportunities Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of February 28, 2014, and with respect to the Orinda SkyView Multi-Manager Hedged Equity Fund the related statements of operations and cash flows for the year  then ended , the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period March 31, 2011 (commencement of operations) to February 29, 2012, with respect to Orinda SkyView Macro Opportunities Fund the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period April 30, 2012 (commencement of operations) to February 28, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Orinda SkyView Multi-Manager Hedged Equity Fund and Orinda SkyView Macro Opportunities Fund as of February 28, 2014, the results of their operations, cash flows, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2014

EXPENSE EXAMPLE
February 28, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2013 to February 28, 2014.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses.  You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)
February 28, 2014 (Unaudited)

Orinda SkyView Multi-Manager Hedged Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	9/1/13	2/28/14	9/1/13 – 2/28/14
Actual
Class A	$1,000.00	$1,047.80	$20.46
Class I	$1,000.00	$1,049.80	$18.91
Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,004.81	$20.03
Class I	$1,000.00	$1,006.35	$18.51

(1)
Expenses are equal to the Class A and Class I fund shares’ annualized expense ratios of 4.03% and 3.72%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

Orinda SkyView Macro Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	9/1/13	2/28/14	9/1/13 – 2/28/14
Actual
Class A	$1,000.00	$1,061.00	$18.24
Class I	$1,000.00	$1,062.40	$16.72
Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,007.09	$17.77
Class I	$1,000.00	$1,008.58	$16.29

(1)
Expenses are equal to the Class A and Class I fund shares’ annualized expense ratios of 3.57% and 3.27%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

NOTICE TO SHAREHOLDERS
at February 28, 2014 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-467-4632.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-467-4632 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

MANAGEMENT

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and		in Fund	Other
	Held	Length		Complex	Directorships
Name, Address	with the	of Time	Principal Occupation	Overseen by	Held During
and Age	Trust	Served	During Past Five Years	Trustee(2)	Past Five Years
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	3	Trustee,
(age 67)		term	Delta Housing Corporation		Advisors Series
615 E. Michigan Street		since	(collegiate housing		Trust (for series
Milwaukee, WI 53202		March	management) (2012 to present);		not affiliated
		2014.	Trustee and Chair (2000 to		with the Funds);
			2012), New Covenant		Independent
			Mutual Funds (1999-2012);		Trustee from
			Director and Board Member,		1999 to 2012,
			Alpha Gamma Delta Foundation		New Covenant
			(philanthropic organization)		Mutual Funds.
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	3	Trustee, Advisors
(age 77)		term	Consultant and former		Series Trust (for
615 E. Michigan Street		since	Executive Vice President		series not affiliated
Milwaukee, WI 53202		February	and Chief Operating		with the Funds);
		1997.	Officer of ICI Mutual		Trustee, The
			Insurance Company		Forward Funds
			(until January 1997).		(31 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly ,	3	Trustee, Advisors
(age 79)		term	President Hotchkis and		Series Trust (for
615 E. Michigan Street		since	Wiley Funds (mutual funds)		series not affiliated
Milwaukee, WI 53202		May 2002.	(1985 to 1993).		with the Funds);
Independent
Trustee from 1999
to 2009, E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	3	Trustee, Advisors
(age 74)		term	Vice President, Federal		Series Trust (for
615 E. Michigan Street		since	Home Loan Bank of		series not affiliated
Milwaukee, WI 53202		February	San Francisco.		with the Funds).
1997.
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S.	3	Trustee, Advisors
(age 66)	Trustee	term	Bancorp Fund Services,		Series Trust (for
615 E. Michigan Street		since	LLC (May 1991 to present).		series not affiliated
Milwaukee, WI 53202		September			with the Funds).
2008.

MANAGEMENT (Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Officers

Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp Fund
(age 66)	Chief Executive	since September 2007.	Services, LLC (May 1991 to present).
615 E. Michigan Street
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term	Senior Vice President, Compliance
(age 46)	Principal	since June 2003.	and Administration, U.S. Bancorp
615 E. Michigan Street	Executive		Fund Services, LLC (March 1997
Milwaukee, WI 53202	Officer		to present).

Cheryl L. King	Treasurer and	Indefinite term	Vice President, Compliance and
(age 52)	Principal	since December 2007.	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial		Services, LLC (October 1998
Milwaukee, WI 53202	Officer		to present).

Kevin J. Hayden	Assistant	Indefinite term	Assistant Vice President, Compliance
(age 42)	Treasurer	since September 2013.	and Administration, U.S. Bancorp
615 E. Michigan Street			Fund Services, LLC (June 2005
Milwaukee, WI 53202			to present).

Albert Sosa	Assistant	Indefinite term	Assistant Vice President, Compliance
(age 43)	Treasurer	since September 2013.	and Administration, U.S. Bancorp
615 E. Michigan Street			Fund Services, LLC (June 2004
Milwaukee, WI 53202			to present).

Michael L. Ceccato	Vice President,	Indefinite term	Senior Vice President, U.S. Bancorp
(age 56)	Chief Compliance	since September 2009.	Fund Services, LLC (February 2008
615 E. Michigan Street	Officer and		to present).
Milwaukee, WI 53202	AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Senior Vice President and Counsel,
(age 48)		since June 2007.	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street			(May 2006 to present).
Milwaukee, WI 53202

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2014, the Trust is comprised of 40 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-467-4632.

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited)

Orinda SkyView Multi-Manager Hedged Equity Fund

At a meeting held on December 3-5, 2013, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Orinda Asset Management, LLC (“Orinda” or the “Adviser”) for another annual term for the Orinda SkyView Multi-Manager Hedged Equity Fund (the “Fund”).  In addition, the Board considered and approved the continuance of the investment sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Aria Partners GP, LLC, Connective Capital Management, LLC., GRT Capital Partners, LLC, M.A. Weatherbie & Co., Inc., OMT Capital Management, LLC and SkyView Investment Advisors, LLC (the “Lead Sub-Adviser”) (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) for another annual term.  At this meeting, and at a prior meeting held on October 24, 2013, the Board received and reviewed substantial information regarding the Fund, the Adviser, each of the Sub-Advisers and the services provided by the Adviser and each Sub-Adviser to the Fund under the Advisory and Sub-Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory and Sub-Advisory Agreements.  For purposes of this disclosure, unless indicated otherwise, the term “Adviser” refers to each of Orinda as the Adviser and each Sub-Adviser, and the term “Advisory Agreement” refers to each of the Orinda Advisory Agreement and each Sub-Advisory Agreement.

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISERS UNDER THE ADVISORY AGREEMENTS. The Board considered the nature, extent and quality of the Advisers’ overall services provided to the Fund as well as their specific responsibilities in the day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance programs, their chief compliance officers, the Advisers’ compliance records, and the Advisers’ business continuity plans.  The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with Orinda in person to discuss various marketing and compliance topics, including Orinda’s risk management process.  The Board took into account the oversight responsibilities of Orinda, as the Adviser, over the Sub-Advisers both in terms of investments as well as compliance monitoring.  The Board also considered the specific role of the Lead Sub-Adviser, both in monitoring the performance of other Sub-Advisers and making recommendations to Orinda

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

regarding new Sub-Advisers and in also managing directly a portion of the Fund’s portfolio.  The Board concluded that the Advisers have the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISERS UNDER THE ADVISORY AGREEMENTS.  In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the performance of the Fund as of August 31, 2013 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar.  While the Board considered performance over both short and long term periods, it placed less emphasis on very short term performance and greater emphasis on longer term performance.  In reviewing the performance of the Fund, the Board took into account that the Fund was newer, with just over two years of performance history.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Board also noted that Orinda was continuing to monitor closely each Sub-Adviser’s performance.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the one-year period and below its peer group median and average for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the one-year period and above its peer group median, but below its peer group average, for the since inception period.

The Board further noted that Orinda does not manage any other accounts with the same or a similar strategy as the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.  With respect to the Sub-Advisers, the Board considered any differences in performance between the Sub-Advisers’ similarly managed accounts and the portion of the Fund managed by each Sub-Adviser.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT. In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds.  The Board noted that the Adviser had recently agreed to contractually reduce its advisory fee.  The Board also noted that the Adviser did not manage any other accounts with a similar strategy.  In reviewing sub-advisory fees, the Board was mindful that the sub-advisory fees were paid by

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

Orinda out of its advisory fee and not directly by the Fund and that the fee rates were the result of arms-length negotiations between Orinda and each Sub-Adviser.

The Board noted that Orinda had recently contractually agreed to lower and maintain an annual expense ratio for the Fund of 2.75% for Class A shares and 2.44% for Class I shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Class A shares and Class I shares, as well as the Fund’s contractual advisory fee, were above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by Orinda from the Fund during the most recent fiscal year were above the peer group median and average, as well as above the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  As a result, the Board noted that the Fund’s expenses and contractual advisory fee were generally above the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Adviser as the assets of the Fund grow.  The Board noted that Orinda has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the Expense Caps.  The Board concluded that there were no further effective economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISERS AND THEIR AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Fund.  The Board considered the profitability to Orinda and the Sub-Advisers from their relationship with the Fund and considered any additional benefits derived by the Advisers from their relationship with the Fund, including benefits received in the form of Rule 12b-1 fees received from the Fund.  After such review, the Board determined that the profitability to Orinda and the Sub-Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate resources and profit levels to support the services they provide to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement and each Sub-Advisory Agreement for the Orinda SkyView Multi-Manager Hedged Equity Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser and the sub-advisory arrangements with each Sub-Adviser, including the advisory and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement and each Sub-Advisory Agreement for the Orinda SkyView Multi-Manager Hedged Equity Fund would be in the best interest of the Fund and its shareholders.

APPROVAL OF INVESTMENT
SUB-ADVISORY AGREEMENTS (Unaudited)

Orinda SkyView Macro Opportunities Fund

At a meeting held on December 3-5, 2013, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Orinda Asset Management, LLC (“Orinda” or the “Adviser”) for another annual term for the Orinda SkyView Macro Opportunities Fund (the “Fund”).  In addition, the Board considered and approved the continuance of the investment sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Covenant Financial Services, LLC, Crescat Portfolio Management, LLC and SkyView Investment Advisors, LLC (the “Lead Sub-Adviser”) (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) for another annual term.  At this meeting, and at a prior meeting held on October 24, 2013, the Board received and reviewed substantial information regarding the Fund, the Adviser, each of the Sub-Advisers and the services provided by the Adviser and each Sub-Adviser to the Fund under the Advisory and Sub-Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory and Sub-Advisory Agreements.  For purposes of this disclosure, unless indicated otherwise, the term “Adviser” refers to each of Orinda as the Adviser and each Sub-Adviser, and the term “Advisory Agreement” refers to each of the Orinda Advisory Agreement and each Sub-Advisory Agreement.

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISERS UNDER THE ADVISORY AGREEMENTS. The Board considered the nature, extent and quality of the Advisers’ overall services provided to the Fund as well as their specific responsibilities in the day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance programs, their chief compliance officers, the Advisers’ compliance records, and the Advisers’ business continuity plans.  The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with Orinda in person to discuss various marketing and compliance topics, including Orinda’s risk management process.  The Board took into account the oversight responsibilities of Orinda, as the Adviser, over the Sub-Advisers both in terms of investments as well as compliance monitoring.  The Board also considered the specific role of the Lead Sub-Adviser, both in monitoring the performance of other Sub-Advisers and making recommendations to Orinda regarding new Sub-Advisers and in also managing

APPROVAL OF INVESTMENT
SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

directly a portion of the Fund’s portfolio.  The Board concluded that the Advisers have the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISERS UNDER THE ADVISORY AGREEMENTS.  In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the performance of the Fund as of August 31, 2013 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar.  In reviewing the performance of the Fund, the Board took into account that the Fund was newer, with just over one year of performance history.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Board also noted that Orinda was continuing to monitor closely each Sub-Adviser’s performance.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median and average for the one-year and since inception periods.
The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median and average for the one-year and since inception periods.

The Board further noted that Orinda does not manage any other accounts with the same or a similar strategy as the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.  With respect to the Sub-Advisers, the Board considered any differences in performance between the Sub-Advisers’ similarly managed accounts and the portion of the Fund managed by each Sub-Adviser.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT. In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds.  The Board noted that the Adviser had recently agreed to contractually reduce its advisory fee.  The Board also noted that the Adviser did not manage any other accounts with a similar strategy.  In reviewing sub-advisory fees, the Board was mindful that the sub-advisory fees were paid by Orinda out of its advisory fee and not directly by the Fund and that the fee rates were the result of arms-length negotiations between Orinda and each Sub-Adviser.

APPROVAL OF INVESTMENT
SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that Orinda had recently contractually agreed to lower and maintain an annual expense ratio for the Fund of 2.76% for Class A shares and 2.46% for Class I shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Class A shares and Class I shares, as well as the Fund’s contractual advisory fee, were above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by Orinda from the Fund during the most recent fiscal year were above the peer group median and average, as well as above the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  As a result, the Board noted that the Fund’s expenses and contractual advisory fee were generally above the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Adviser as the assets of the Fund grow.  The Board noted that Orinda has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the Expense Caps.  The Board concluded that there were no further effective economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISERS AND THEIR AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Fund. The Board considered the profitability to Orinda and the Sub-Advisers from their relationship with the Fund and considered any additional benefits derived by the Advisers from their relationship with the Fund, including benefits received in the form of Rule 12b-1 fees received from the Fund.  After such review, the Board determined that the profitability to Orinda and the Sub-Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate resources and profit levels to support the services they provide to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement and each Sub-Advisory Agreement for the Orinda SkyView Macro Opportunities Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser and the sub-advisory arrangements with each Sub-Adviser, including the advisory and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement and each Sub-Advisory Agreement for the Orinda SkyView Macro Opportunities Fund would be in the best interest of the Fund and its shareholders.

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Orinda Asset Management LLC
4 Orinda Way, Suite 100-B
Orinda, CA  94563

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 626-6080

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

ORINDA FUNDS

Annual Report
February 28, 2014

Orinda Income Opportunities Fund
Class A Shares – OIOAX
Class D Shares – OIODX
Class I Shares – OIOIX

Table of Contents

Message from the President	3
Commentary	4
Sector Allocation of Portfolio Assets	11
Schedule of Investments	12
Schedule of Securities Sold Short	16
Financial statements
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Statement of Cash Flows	22
Financial Highlights	23
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	38
Expense Example	39
Notice to Shareholders	41
Management	42
Privacy Notice	Inside Back Cover

Message from the President

We are pleased to provide the annual report information for the Orinda Income Opportunities Fund for the fiscal period ended February 28, 2014.

Our Fund seeks to provide attractive long-term risk-adjusted returns across the range of market environments and is designed to help investors diversify a traditional long only stock and bond portfolio.

For decades, institutional investors have included alternative investment strategies in their investment portfolios; for most mutual fund investors, access to institutional-caliber alternative strategies has been limited.  Orinda Asset Management, LLC was formed to bring alternative investment strategies to the professional advisor community in a user-friendly, cost-efficient structure by employing independent sub-advisors to manage our mutual funds offering daily liquidity.

Our firm is predicated upon the principle that, over time, our clients’ success translates into the success of the firm.

We thank you for your investment in the Funds, and for the trust you have placed in Orinda Asset Management.

Craig Kirkpatrick
President
Orinda Asset Management, LLC

3

INCOME FUND COMMENTARY

Highlights

2013 In Review

•	2013 was a year of transition in the income space, fueled by the Federal Reserve’s decision to begin tapering its bond-buying program and the market’s anticipatory adjustments.
•
Against this backdrop the Orinda Income Opportunities Fund Class A (the “Fund”) was launched on June 28th, generating returns of 0.52% for the quarter ending 12/31/2013 and 4.22% since inception to 2/28/2014.

•
The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which returned -0.14% in the 4th quarter of 2013 and 2.46% since the Fund’s inception date through 2/28/2014.

•
The Fund’s strategy of investing in real estate investment trust (“REIT”) preferred stocks proved successful due to the category’s current high yields and attractive spreads.  An emphasis on higher coupon preferred issues and defensive posturing around headline events helped the Fund significantly outperform the REIT preferred category (as measured by the Wells Fargo Hybrid & Preferred Securities REIT Index), which returned -2.56% in the 4th quarter and -0.30% since the Fund’s inception to 2/28/2014.

Annual Commentary and Outlook

LOOKING BACK

The Fund launched midway through 2013 against a backdrop of uncertainty created by the Federal Reserve’s “taper talk.”  Despite the challenging environment, the Fund has achieved positive returns, beating its benchmark and paying its first dividend of $0.43 per Class A and Class D share and $0.45 per Class I share in December.  The Fund maintained a defensive position throughout most of the period with net exposure typically between 75% and 85%.

2013 was an incredibly challenging time for income investors.  While the year began with a doggedly low yield environment and no end in sight for the Federal Reserve’s quantitative easing program, by May, the Fed was singing a different tune.  With Bernanke’s comments sparking a months-long guessing game around the start date of a taper, markets spent the second half of the year adjusting to the uncertainty.

The biggest impact of the “taper/no taper” dance was on the 10 year Treasury yield, which saw a sizable jump from a low of 1.66% in early May to 3.04% by the end of the year.  With the Fed’s actions anchoring short-term rates, bonds at the long end of the curve experienced the greatest fallout.

On the positive side, news of Fed chairwoman pick Janet Yellen was well-received by the market, as nervous fixed income investors were mollified by her perceived dovishness.  Meanwhile equity markets clearly fared well, with the S&P 500 Index up 32.39% for the year ended 2/28/2014—its biggest annual percentage gain since 1997.

4

LOOKING AHEAD

Despite a very strong start, 2014 could very well be another challenging year for the REIT and REIT preferred market as the focus on the Fed continues.  The Fed is currently engaged in a moderate tapering process that would end the asset purchase program by year-end.  Although the tapering process has started, the Fed is still purchasing $55 billion worth of assets each month and is only expected to reduce this amount by less than $10 billion a month.  This liquidity has contributed to a strong rally in the bond market and dividend paying stocks early in 2014.  Spotty economic data have likely contributed to the rally as well by providing reassurance that the Fed will not accelerate the tapering process; some believe they may in fact have to slow down to avoid a recession.

The market will continue to focus on economic indicators that could influence the Fed’s actions, particularly Gross Domestic Product growth (which could affect the rate of tapering) and jobs data (which could affect the timing of the first rate hike).  The Fed has indicated it would raise rates when unemployment falls to 6.5%, though Yellen has emphasized that other labor market indicators, which aren’t improving as quickly as the unemployment rate, are important.  The Fed has also stated the Fed Funds Rate may stay unusually low well beyond achieving a 6.5% unemployment rate.

Orinda Income Opportunities Fund

Position for the future.

With the taper underway and interest rates likely to trend higher, finding good income will remain a difficult prospect in 2014.  We believe that REIT preferreds have the potential to offer one of the best sources of income in this challenging environment.  The category should provide opportunities for higher yields as well as hedging as rates continue to rise.

Key investment highlights for 2014:

•	We’ll continue to focus on smaller issues, which have historically offered larger initial yields. We believe the Fund’s relatively small size has given it a competitive advantage in this space.
•	We ended the year overweight the retail sector due to some attractive investment opportunities with yields above 8%. We expect this weighting to come down during the course of the year.
•	We’ll continue to use defensive positioning around key events such as Fed meetings and economic data releases, with a focus on avoiding any big downdrafts in the market.

It’s also worth noting that the Fund has a flexible strategy, which allows us to use a variety of tools such as hedging, selective leverage, and writing covered calls as we endeavor to navigate a changing rate environment and enhance portfolio yield.  The Fund’s wide charter allows us to move into other areas if and when REIT preferreds no longer look attractive.  That said, we believe the REIT preferred category has the potential to provide a very attractive risk reward profile.

5

Given our decades of experience investing in income-oriented securities, we’ve seen a lot of different markets, and we know that markets are often very volatile in transition periods.  While these periods introduce additional risks they can also present attractive investment opportunities.  Despite the challenges in the months ahead, we’re excited about the opportunities we’re seeing in the REIT preferred category, and we’ll continue to leverage our expertise in that space to try to deliver an income solution for the long-term.

We thank you for your investment in the Funds, and for the trust you have placed in Orinda Asset Management.

Paul Gray
Portfolio Manager

The information provided herein represents the opinions of Orinda Asset Management, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  The fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested.  The fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the fund, and money borrowed will be subject to interest costs.  This fund is new, with a limited operating history.  Investments in smaller and medium companies involve greater risks such as limited liquidity and greater volatility.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund may use certain types of investment derivatives such as futures, forwards, and swaps.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Diversification does not assure a profit or protect against a loss in a declining market.  Investment in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.  Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry.  The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation.  ETFs are typically open end investment companies that are bought and sold on a national securities exchange.  When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds.  Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of

6

an issuer under the 1940 Act.  Some of the risks involved in investing in REITs include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of fund holdings.

INDICES / DEFINITIONS

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.  The Wells Fargo Hybrid & Preferred Securities REIT Index is designed to track the performance of preferred securities issued in the U.S. market by Real Estate Investment Trusts.  The index is composed exclusively of preferred shares and depositary shares (collectively, the “Preferred Securities”).  The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  The index includes the reinvestment of dividends.  One cannot invest directly in an index.

Orinda Asset Management is the adviser to the Orinda Income Opportunities Fund.

Quasar Distributors, LLC, distributors.

7

Comparison of the change in value of a $5,000 investment in the
Orinda Income Opportunities Fund – Class A and the
Barclays Capital U.S. Aggregate Bond Index

Since Inception
Total Return Periods ended February 28, 2014:	(6/28/13)
Orinda Income Opportunities Fund – Class A (No Load)	4.22%
Orinda Income Opportunities Fund – Class A (Load)	-1.00%
Barclays Capital U.S. Aggregate Bond Index	2.46%
Total Annual Fund Operating Expenses:  1.90%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $5,000 investment made in the Fund on June 28, 2013, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.

8

Comparison of the change in value of a $5,000 investment in the
Orinda Income Opportunities Fund – Class D and the
Barclays Capital U.S. Aggregate Bond Index

Since Inception
Total Return Periods ended February 28, 2014:	(9/27/13)
Orinda Income Opportunities Fund – Class D (No Load)	3.95%
Barclays Capital U.S. Aggregate Bond Index	1.86%
Total Annual Fund Operating Expenses:  2.65%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $5,000 investment made in the Fund on September 27, 2013, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.

9

Comparison of the change in value of a $500,000 investment in the
Orinda Income Opportunities Fund – Class I and the
Barclays Capital U.S. Aggregate Bond Index

Since Inception
Total Return Periods ended February 28, 2014:	(6/28/13)
Orinda Income Opportunities Fund – Class I (No Load)	4.44%
Barclays Capital U.S. Aggregate Bond Index	2.46%
Total Annual Fund Operating Expenses:  1.60%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $500,000 investment made in the Fund on June 28, 2013, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.

10

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2014

Orinda Income Opportunities Fund

Percentages represent market value as a percentage of net assets.

11

SCHEDULE OF INVESTMENTS
at February 28, 2014

COMMON STOCKS - 2.3%	Shares	Value
Financials - 1.0%
America First Multifamily Investors LP	162,000	$972,000

Telecommunication Services - 1.3%
AT&T, Inc.*	40,000	1,277,200
TOTAL COMMON STOCKS
(Cost $2,317,981)		2,249,200

REITS - 25.1%
Financials - 25.1%
Anworth Mortgage Asset Corp. - Series A Preferred	4,870	125,451
Apollo Commercial Real Estate Finance, Inc.	61,000	1,021,140
Arbor Realty Trust, Inc.	62,174	426,514
Ashford Hospitality Prime, Inc.	69,500	1,164,125
Ashford Hospitality Trust, Inc. - Series E Preferred	36,985	986,390
Ashford Hospitality Trust, Inc. - Series D Preferred	8,868	225,957
CBL & Associates Properties, Inc. - Series D Preferred*	57,910	1,443,696
CommonWealth REIT - Series E Preferred	3,200	76,384
Corporate Office Properties Trust - Series H Preferred	6,300	157,437
Cousins Properties, Inc. - Series B Preferred	72,270	1,816,145
EPR Properties - Series E Preferred*	31,373	969,426
FelCor Lodging Trust, Inc. - Series C Preferred	80,246	1,998,928
First Potomac Realty Trust - Series A Preferred	9,806	243,385
Glimcher Realty Trust - Series G Preferred*	80,140	2,040,363
Gramercy Property Trust, Inc.	60,800	352,640
Independence Realty Trust, Inc.	163,575	1,406,745
Inland Real Estate Corp. - Series A Preferred*	27,126	692,798
iStar Financial, Inc. - Series D Preferred*	67,282	1,637,644
iStar Financial, Inc. - Series E Preferred	32,245	768,721
iStar Financial, Inc. - Series F Preferred	46,203	1,085,770
Monmouth Real Estate Investment Corp. - Series A Preferred	4,675	118,745
Northstar Realty Finance Corp. - Series B Preferred	16,420	395,886
Preferred Apartment Communities, Inc.	179,962	1,477,488
RAIT Financial Trust - Series C Preferred	27,387	686,181
RAIT Financial Trust - Series B Preferred	24,038	594,460
RAIT Financial Trust - Series A Preferred	15,277	354,121
Resource Capital Corp.	116,700	680,361
Sabra Health Care REIT, Inc. - Series A Preferred	6,926	166,709

The accompanying notes are an integral part of these financial statements.

12

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

REITS - 25.1% (Continued)	Shares	Value
Financials - 25.1% (Continued)
Western Asset Mortgage Capital Corp.	6,999	$115,273
Whitestone REIT	118,307	1,701,255
TOTAL REITS
(Cost $24,069,447)		24,930,138

CONVERTIBLE PREFERRED STOCKS - 1.0%
Financials - 1.0%
Pebblebrook Hotel Trust - Series C Preferred	7,350	162,435
Sunstone Hotel Investors, Inc. - Series D Preferred	2,020	52,460
Taubman Centers, Inc. - Series K Preferred	29,375	665,931
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $828,041)		880,826

PREFERRED STOCKS - 62.9%
Consumer Discretionary - 1.4%
M/I Homes, Inc. - Series A Preferred	56,004	1,442,943

Financials - 60.4%
AG Mortgage Investment Trust, Inc. - Series B Preferred	7,043	163,045
AG Mortgage Investment Trust, Inc. - Series A Preferred	6,650	155,145
American Realty Capital Properties, Inc. - Series F Preferred	169,221	3,812,549
Annaly Capital Management, Inc. - Series D Preferred	13,074	305,932
Annaly Capital Management, Inc. - Series C Preferred	13,648	324,140
Apollo Commercial Real Estate Finance, Inc. -
Series A Preferred	40,021	1,012,531
Arbor Realty Trust, Inc. - Series C Preferred	62,000	1,501,020
Arbor Realty Trust, Inc. - Series B Preferred	16,723	383,793
Arbor Realty Trust, Inc. - Series A Preferred	39,760	958,614
Campus Crest Communities, Inc. - Series A Preferred*	131,527	3,289,490
Cedar Realty Trust, Inc. - Series B Preferred*	44,685	1,040,714
Chesapeake Lodging Trust - Series A Preferred*	89,883	2,286,174
Colony Financial, Inc. - Series A Preferred*	49,348	1,282,061
Corporate Office Properties Trust - Series L Preferred*	54,264	1,358,771
CubeSmart - Series A Preferred*	27,961	714,683
DDR Corp. - Series J Preferred*	36,287	840,770
Equity Lifestyle Properties, Inc. - Series C Preferred	13,262	319,084

The accompanying notes are an integral part of these financial statements.

13

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

PREFERRED STOCKS - 62.9% (Continued)	Shares	Value
Financials - 60.4% (Continued)
Excel Trust, Inc. - Series B Preferred*	106,475	$2,835,429
FelCor Lodging Trust, Inc. - Series A Preferred*	16,965	416,151
General Growth Properties, Inc. - Series A Preferred*	43,842	1,026,780
Glimcher Realty Trust - Series H Preferred	65,311	1,575,301
Goldman Sachs Group, Inc. - Series B Preferred	12,137	292,987
Gramercy Property Trust, Inc. - Series A Preferred	130,410	3,268,075
Hersha Hospitality Trust - Series C Preferred	1,810	41,141
Hersha Hospitality Trust - Series B Preferred	36,759	937,538
Hospitality Properties Trust - Series D Preferred	20,598	514,744
Investors Real Estate Trust - Series B Preferred	7,601	194,814
Kemper Corp.	10,000	251,875
Kennedy-Wilson Holdings, Inc.	38,376	957,481
Kilroy Realty Corp. - Series G Preferred	8,776	211,502
Kilroy Realty Corp. - Series H Preferred	2,416	55,785
Kite Realty Group Trust - Series A Preferred*	45,164	1,155,295
KKR Financial Holdings LLC - Series A Preferred	34,112	857,917
Lasalle Hotel Properties - Series I Preferred	2,900	65,250
LaSalle Hotel Properties - Series G Preferred	69,444	1,725,683
MFA Financial, Inc. - Series B Preferred*	34,202	790,066
National Retail Properties, Inc. - Series E Preferred*	9,979	205,667
National Retail Properties, Inc. - Series D Preferred	7,217	171,981
Northstar Realty Finance Corp. - Series C Preferred*	138,809	3,478,554
Northstar Realty Finance Corp. - Series D Preferred	5,402	132,079
Pebblebrook Hotel Trust - Series A Preferred*	98,677	2,535,506
Pebblebrook Hotel Trust - Series B Preferred	51,655	1,312,554
Pennsylvania Real Estate Investment Trust -
Series A Preferred*	201,169	5,135,845
PS Business Parks, Inc. - Series U Preferred	13,158	280,397
PS Business Parks, Inc. - Series T Preferred*	10,057	225,679
PS Business Parks, Inc. - Series S Preferred	9,003	212,651
Regency Centers Corp. - Series 6 Preferred	21,105	507,575
Retail Properties of America, Inc. - Series A Preferred*	86,090	2,053,247
SL Green Realty Corp. - Series I Preferred	3,000	70,320
STAG Industrial, Inc. - Series B Preferred	23,403	527,738
Summit Hotel Properties - Series C Preferred	10,000	227,800
Summit Hotel Properties - Series B Preferred	3,716	92,900
Summit Hotel Properties - Series A Preferred*	58,197	1,565,499

The accompanying notes are an integral part of these financial statements.

14

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2014

PREFERRED STOCKS - 62.9% (Continued)	Shares	Value
Financials - 60.4% (Continued)
Sun Communities, Inc. - Series A Preferred	10,719	$257,899
Taubman Centers, Inc. - Series J Preferred	15,126	352,738
Terreno Realty Corp. - Series A Preferred	1,599	41,062
Winthrop Realty Trust - Series D Preferred*	135,643	3,625,737
		59,935,758
Telecommunication Services - 1.1%
Qwest Corp.	50,300	1,061,833
TOTAL PREFERRED STOCKS
(Cost $61,703,987)		62,440,534

EXCHANGE-TRADED FUNDS - 1.9%
Direxion Daily 20+ Year Treasury Bear 3x Shares^	500	29,360
iShares S&P U.S. Preferred Stock Index Fund	20,000	771,600
ProShares UltraShort Real Estate^	61,000	1,108,980
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,941,685)		1,909,940

SHORT-TERM INVESTMENTS - 6.6%
MONEY MARKET FUNDS - 6.6%
Fidelity Institutional Money Market Portfolio -
Class I, 0.04%+	6,589,830	6,589,830
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,589,830) - 6.6%		6,589,830
TOTAL INVESTMENTS
(Cost $97,450,971) - 99.8%		99,000,468
Other Assets in Excess of Liabilities - 0.2%		241,099
TOTAL NET ASSETS - 100.0%		$99,241,567

Percentages are stated as a percent of net assets.
^	Non-income producing.
+	The rate shown represents the fund’s 7-day yield as of February 28, 2014.
*	All or a portion of the security has been segregated for open short positions.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

15

SCHEDULE OF SECURITIES SOLD SHORT
at February 28, 2014

EXCHANGE-TRADED FUNDS - 1.7%	Shares	Value
Utilities Select Sector SPDR Fund	42,000	$1,698,900
TOTAL SECURITIES SOLD SHORT
(Proceeds $1,628,214) - 1.7%		$1,698,900

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

16

(This Page Intentionally Left Blank.)

17

STATEMENT OF ASSETS AND LIABILITIES
at February 28, 2014

Assets:
Investments, at value (cost of $97,450,971)	$99,000,468
Cash	128,252
Deposits at brokers	1,810,274
Receivables:
Securities sold	307,630
Fund shares sold	794,376
Dividends and interest	391,789
Prepaid expenses	26,803
Total assets	102,459,592
Liabilities:
Securities sold short (proceeds $1,628,214)	1,698,900
Payables:
Securities purchased	1,260,984
Fund shares redeemed	66,824
Advisory fee	72,614
Administration fee	34,302
Distribution fees	22,186
Service fees	7,998
Compliance expense	2,242
Custody fees	1,295
Transfer agent fees and expenses	17,079
Accrued expenses and other payables	33,601
Total liabilities	3,218,025
Net assets	$99,241,567
Net assets consist of:
Paid in capital	$97,519,930
Accumulated net investment income	593,713
Accumulated net realized loss on investments	(350,887)
Net unrealized appreciation (depreciation) on:
Investments	1,549,497
Securities sold short	(70,686)
Net assets	$99,241,567
Class A:
Net assets applicable to outstanding Class A shares	$14,420,994
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	563,905
Net asset value and redemption price per share	$25.57
Maximum offering price per share (net asset value divided by 95.00%)	$26.92
Class D:
Net assets applicable to outstanding Class D shares	$12,450,326
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	488,120
Net asset value, offering price and redemption price per share	$25.51
Class I:
Net assets applicable to outstanding Class I shares	$72,370,247
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	2,826,724
Net asset value, offering price and redemption price per share	$25.60

The accompanying notes are an integral part of these financial statements.

18

STATEMENT OF OPERATIONS
For the Period Ended February 28, 2014*

Investment income:
Dividends	$2,218,080
Interest	2,203
Total investment income	2,220,283
Expenses:
Investment advisory fees (Note 5)	253,869
Administration fees (Note 5)	88,475
Distribution fees (Note 6)
Distribution fees – Class A	13,102
Distribution fees – Class D	27,340
Service fees (Note 7)
Service fees – Class A	7,861
Service fees – Class D	4,101
Service fees – Class I	17,412
Transfer agent fees and expenses	44,235
Federal and state registration fees	27,763
Audit fees	15,458
Compliance expense	5,992
Legal fees	5,992
Reports to shareholders	7,500
Trustees’ fees and expenses	3,995
Custody fees	3,695
Other	19,564
Total expenses before dividends and interest on short positions	546,354
Broker interest expense on short positions	4,690
Total expenses before reimbursement from advisor	551,044
Expense reimbursement from advisor (Note 5)	(95,724)
Net expenses	455,320
Net investment income (loss)	$1,764,963
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	$(290,568)
Options	55,983
Securities sold short	(15,900)
Written options contracts	12,772
Net change in unrealized gain (loss) on:
Investments	1,549,497
Securities sold short	(70,686)
Net realized and unrealized gain (loss) on investments	1,241,098
Net increase in net assets resulting from operations	$3,006,061

*  The Orinda Income Opportunities Fund commenced operations on June 28, 2013.

The accompanying notes are an integral part of these financial statements.

19

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
February 28, 2014*
Operations:
Net investment income	$1,764,963
Net realized loss on investments	(237,713)
Net change in unrealized appreciation on investments	1,478,811
Net increase in net assets resulting from operations	3,006,061
Distributions to Shareholders From:
Net investment income
Class A shares	(191,913)
Class D shares	(163,873)
Class I shares	(815,464)
Net realized gains
Class A shares	(19,240)
Class D shares	(16,357)
Class I shares	(77,577)
Total distributions	(1,284,424)
Capital Share Transactions:
Proceeds from shares sold
Class A shares	14,693,309
Class D shares	12,167,861
Class I shares	73,732,251
Proceeds from shares issued to holders in reinvestment of dividends
Class A shares	186,605
Class D shares	161,069
Class I shares	862,603
Cost of shares redeemed
Class A shares	(741,701)
Class D shares	(60,036)
Class I shares	(3,482,031)
Net increase in net assets from capital share transactions	97,519,930
Total increase in net assets	99,241,567
Net Assets:
Beginning of period	—
End of period	$99,241,567
Accumulated net investment income	$593,713

*  The Orinda Income Opportunities Fund commenced operations on June 28, 2013.

The accompanying notes are an integral part of these financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Period Ended
February 28, 2014*
Changes in Shares Outstanding:
Shares sold
Class A shares	585,888
Class D shares	483,958
Class I shares	2,931,635
Proceeds from shares issued to holders in reinvestment of dividends
Class A shares	7,580
Class D shares	6,553
Class I shares	35,022
Shares redeemed
Class A shares	(29,563)
Class D shares	(2,391)
Class I shares	(139,933)
Net increase (decrease) in shares outstanding	3,878,749

*  The Orinda Income Opportunities Fund commenced operations on June 28, 2013.

The accompanying notes are an integral part of these financial statements.

21

STATEMENT OF CASH FLOWS
For the Period Ended February 28, 2014*

Increase (decrease) in cash —

Cash flows from operating activities:
Net increase in net assets from operations	$3,006,061
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(131,441,360)
Proceeds for dispositions of investment securities	39,774,734
Purchase of short term investments, net	(6,589,830)
Premiums for written options	14,527
Premiums for closing purchase contracts	(1,755)
Increase in deposits at broker	(1,810,274)
Increase in dividends and interest receivable	(391,789)
Increase in receivable for securities sold	(307,630)
Increase in prepaid expenses and other assets	(26,803)
Increase in proceeds on securities sold short	1,698,900
Increase in payable for securities purchased	1,260,984
Increase in accrued management fees	72,614
Increase in accrued administration fees	34,302
Increase in distribution and service fees	30,184
Increase in custody fees	1,295
Increase in transfer agent expenses	17,079
Increase in other accrued expenses	35,843
Unrealized appreciation on securities	(1,117,420)
Net realized loss on investments	373,408
Net realized gain on written options	(12,772)
Net cash used in operating activities	(95,379,702)

Cash flows from financing activities:
Proceeds from shares sold	99,799,045
Payment on shares redeemed	(4,216,944)
Distributions paid in cash	(74,147)
Net cash provided by financing activities	95,507,954
Net increase in cash	128,252

Cash:
Beginning balance	—
Ending balance	$128,252

Supplemental information:
Cash paid for interest	$4,690

*  The Fund commenced operations on June 28, 2013.

The accompanying notes are an integral part of these financial statements.

22

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Class A
	June 28, 2013
	through
	February 28,
	2014*
Net Asset Value – Beginning of Period	$25.00

Income from Investment Operations:
Net investment income (loss)	0.65
Net realized and unrealized gain (loss) on investments	0.39
Total from investment operations	1.04
Less Distributions:
Dividends from net investment income	(0.43)
Distributions from net realized gains	(0.04)
Total distributions	(0.47)
Net Asset Value – End of Period	$25.57
Total Return	4.22	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$14,421
Ratio of operating expenses to average net assets:
Before reimbursements	2.55	%^
After reimbursements	1.92	%^
Ratio of interest expense and dividends on short positions to average net assets	0.02	%^
Ratio of operating expenses excluding interest expenses and
dividend payments on short positions to average net assets:
Before reimbursements	2.53	%^
After reimbursements	1.90	%^
Ratio of net investment income (loss) to average net assets:
Before reimbursements	5.45	%^
After reimbursements	6.08	%^
Portfolio turnover rate	119	%+

*	Commencement of operations for Class A shares was June 28, 2013.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

23

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Class D
	September 27,
	2013
	through
	February 28,
	2014*
Net Asset Value – Beginning of Period	$25.01

Income from Investment Operations:
Net investment income (loss)	0.53
Net realized and unrealized gain (loss) on investments	0.44
Total from investment operations	0.97
Less Distributions:
Dividends from net investment income	(0.43)
Distributions from net realized gains	(0.04)
Total distributions	(0.47)
Net Asset Value – End of Period	$25.51
Total Return	3.95	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$12,450
Ratio of operating expenses to average net assets:
Before reimbursements	2.77	%^
After reimbursements	2.67	%^
Ratio of interest expense and dividends on short positions to average net assets	0.02	%^
Ratio of operating expenses excluding interest expenses and
dividend payments on short positions to average net assets:
Before reimbursements	2.75	%^
After reimbursements	2.65	%^
Ratio of net investment income (loss) to average net assets:
Before reimbursements	7.62	%^
After reimbursements	7.72	%^
Portfolio turnover rate	119	%+

*	Commencement of operations for Class D shares was September 27, 2013.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

24

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout the period

Class I
	June 28, 2013
	through
	February 28,
	2014*
Net Asset Value – Beginning of Period	$25.00

Income from Investment Operations:
Net investment income (loss)	0.59
Net realized and unrealized gain (loss) on investments	0.50
Total from investment operations	1.09
Less Distributions:
Dividends from net investment income	(0.45)
Distributions from net realized gains	(0.04)
Total distributions	(0.49)
Net Asset Value – End of Period	$25.60
Total Return	4.44	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$72,370
Ratio of operating expenses to average net assets:
Before reimbursements	1.96	%^
After reimbursements	1.62	%^
Ratio of interest expense and dividends on short positions to average net assets	0.02	%^
Ratio of operating expenses excluding interest expenses and
dividend payments on short positions to average net assets:
Before reimbursements	1.94	%^
After reimbursements	1.60	%^
Ratio of net investment income (loss) to average net assets:
Before reimbursements	6.75	%^
After reimbursements	7.09	%^
Portfolio turnover rate	119	%+

*	Commencement of operations for Class I shares was June 28, 2013.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

25

NOTES TO FINANCIAL STATEMENTS
February 28, 2014

NOTE 1 – ORGANIZATION

The Orinda Income Opportunities Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The investment objective of the Income Opportunities Fund is to maximize current income with potential for modest growth of capital.  The Fund’s Class A and Class I shares commenced operations on June 28, 2013.  The Fund’s Class D shares commenced operations on September 27, 2013.  Each class of shares differs principally in its respective shareholder servicing expenses, distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.  Therefore, no Federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

26

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Foreign Currency:  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors.

F.	Redemption Fees: The Fund does not charge redemption fees to shareholders.
G.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is

27

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

H.
Futures Contracts and Options on Futures Contracts:  The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  The Fund uses futures contracts and options on such futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.  Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount.  Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund.  Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.  The use of futures contracts, and options on futures contracts, involves the risk of imperfect

28

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.
I.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which they do not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, they must maintain a segregated account with their custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

J.
Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear their proportionate share of the costs.

29

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

K.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended February 28, 2014, the Fund made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Income Opportunities Fund	—	—	—

L.
REITS:  The Fund has made certain investments in real estate investment trusts (“REITS”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

M.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of February 28, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

30

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign- issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Fund and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term securities having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

31

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Financials	$972,000	$—	$—	$972,000
Telecommunication Services	1,277,200	—	—	1,277,200
Total Common Stock	2,249,200	—	—	2,249,200
REITs	21,735,014	3,195,124	—	24,930,138
Convertible Preferred Stocks	880,826	—	—	880,826
Preferred Stocks	46,364,312	16,076,222	—	62,440,534
Exchange-Traded Funds	1,909,940	—	—	1,909,940
Short-Term Investments	6,589,830	—	—	6,589,830
Total Investments in Securities	$79,729,122	$19,271,346	$—	$99,000,468
Securities Sold Short	$1,698,900	$—	$—	$1,698,900

Transfers between levels are recognized at the end of the reporting period.  During the period ended February 28, 2014, the Fund recognized no transfers between levels.  There were no level 3 securities held in the Fund on February 28, 2014.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The various derivative instruments that the Fund may use are options, futures, swaps, and forward foreign currency contracts, among others.  The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk.  A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position.  Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund

32

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Orinda Income Opportunities Fund

Transactions in written options contracts for the period ended February 28, 2014, are as follows:

	Number of	Premiums
	Contracts	Received
Beginning Balance	—	$—
Options written	(959)	(14,527)
Options closed	674	10,670
Options expired	285	3,857
Options exercised	—	—
Outstanding at February 28, 2014	—	$—

The effect of Derivative Instruments on the Statement of Operations for the period ended February 28, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$55,983	$12,772	$ —	$68,755
Total	$55,983	$12,772	$ —	$68,755

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended February 28, 2014, Orinda Asset Management, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the period ended February 28, 2014, the Fund incurred $253,869 in advisory fees.  Advisory fees payable at February 28, 2014 were $72,614.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

33

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

Orinda Income Opportunities Fund
Class A	1.90%
Class D	2.65%
Class I	1.60%

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligations are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended February 28, 2014, the Advisor reduced its fees and absorbed Fund expenses in the amount of $95,724 in the Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2017	Total
Income Opportunities Fund	$95,724	$95,724

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the period ended February 28, 2014, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Orinda Income Opportunities Fund
Administration & fund accounting	$88,475
Custody	$3,695
Transfer agency(a)	$38,446
Chief Compliance Officer	$5,992

(a) Does not include out-of-pocket expenses.

34

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

At February 28, 2014, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Orinda Income Opportunities Fund
Administration & fund accounting	$34,302
Custody	$1,295
Transfer agency(a)	$15,661
Chief Compliance Officer	$2,242

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares and up to 1.00% for the Fund’s Class D shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended February 28, 2014, the Fund incurred distribution expense of $13,102 on the Class A shares and $27,340 for the Class D shares pursuant to the Plan.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of the Class A and Class D shares and 0.10% of the average daily net assets of the Class I shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to

35

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended February 28, 2014, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Orinda Income Opportunities Fund
Class A	$7,861
Class D	$4,101
Class I	$17,412

NOTE 8 – SECURITIES TRANSACTIONS

For the period ended February 28, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Income Opportunities Fund	$131,356,226	$39,633,623

There were no purchases or sales of long-term U.S. Government securities.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

Income
Opportunities
Fund
Cost of investments(a)	$97,509,341
Gross unrealized appreciation	2,478,573
Gross unrealized depreciation	(987,446)
Net unrealized appreciation	1,491,127
Undistributed ordinary income	593,713
Undistributed long-term capital gain	63,817
Total distributable earnings	657,530
Other accumulated gains/(losses)	(427,020)
Total accumulated earnings/(losses)	$1,721,637

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

At February 28, 2014, the Fund had no tax basis capital losses to offset future capital gains.  $70,717 of other accumulated losses is attributable to depreciation on securities sold short.

36

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2014

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during 2014 is as follows:

Year Ended
February 28, 2014
Ordinary income	$1,277,235
Long-term capital gains	7,189

At February 28, 2014, the fund deferred, on a tax basis, post-October losses of:

Short Term
Loss Deferral
$356,303

NOTE 10 – OTHER TAX INFORMATION (Unaudited)

For the fiscal period ended February 28, 2014, 8.93% of dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Fund.  For shareholders of the Fund, 11.12% of the dividend income distributed for the fiscal period ended February 28, 2014 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

The Fund designated 8.30% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Orinda Income Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2014, and the related statement of operations, the statement of changes in net assets, the statement of cash flows, and the financial highlights for the period June 28, 2013 (commencement of operations) to February 28, 2014.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Orinda Income Opportunities Fund as of February 28, 2014, the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the period June 28, 2013 to February 28, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2014

38

EXPENSE EXAMPLE
February 28, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from June 28, 2013 (inception) to February 28, 2014 for Class A and Class I, and from September 27, 2013 to February 28, 2014 for Class D.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses.  You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

39

EXPENSE EXAMPLE (Continued)
February 28, 2014 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	6/28/13	2/28/14	6/28/13 – 2/28/14
Actual
Class A	$1,000.00	$1,048.50	$9.75
Class I	$1,000.00	$1,050.30	$8.24

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,015.27	$9.59
Class I	$1,000.00	$1,016.76	$8.10

(1)
Expenses are equal to the Class A and Class I fund shares’ annualized expense ratios of 1.92% and 1.62%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	9/27/13	2/28/14	9/27/13 – 2/28/14
Actual
Class D	$1,000.00	$1,025.46	$11.41

Hypothetical (5% return
before expenses)
Class D	$1,000.00	$1,007.86	$11.31

(1)	Expenses are equal to the Class D shares’ annualized expense ratio of 2.67%, multiplied by the average account value over the period, multiplied by 154/365 (to reflect the period).

40

NOTICE TO SHAREHOLDERS
at February 28, 2014 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-467-4632.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-467-4632 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

41

MANAGEMENT

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and		in Fund	Other
	Held	Length		Complex	Directorships
Name, Address	with the	of Time	Principal Occupation	Overseen by	Held During
and Age	Trust	Served	During Past Five Years	Trustee(2)	Past Five Years
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	3	Trustee,
(age 67)		term	Delta Housing Corporation		Advisors Series
615 E. Michigan Street		since	(collegiate housing		Trust (for series
Milwaukee, WI 53202		March	management) (2012 to present);		not affiliated
		2014.	Trustee and Chair (2000 to		with the Funds);
			2012), New Covenant		Independent
			Mutual Funds (1999-2012);		Trustee from
			Director and Board Member,		1999 to 2012,
			Alpha Gamma Delta Foundation		New Covenant
			(philanthropic organization)		Mutual Funds.
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	3	Trustee, Advisors
(age 77)		term	Consultant and former		Series Trust (for
615 E. Michigan Street		since	Executive Vice President		series not affiliated
Milwaukee, WI 53202		February	and Chief Operating		with the Funds);
		1997.	Officer of ICI Mutual		Trustee, The
			Insurance Company		Forward Funds
			(until January 1997).		(31 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly ,	3	Trustee, Advisors
(age 79)		term	President Hotchkis and		Series Trust (for
615 E. Michigan Street		since	Wiley Funds (mutual funds)		series not affiliated
Milwaukee, WI 53202		May 2002.	(1985 to 1993).		with the Funds);
Independent
Trustee from 1999
to 2009, E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	3	Trustee, Advisors
(age 74)		term	Vice President, Federal		Series Trust (for
615 E. Michigan Street		since	Home Loan Bank of		series not affiliated
Milwaukee, WI 53202		February	San Francisco.		with the Funds).
1997.
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S.	3	Trustee, Advisors
(age 66)	Trustee	term	Bancorp Fund Services,		Series Trust (for
615 E. Michigan Street		since	LLC (May 1991 to present).		series not affiliated
Milwaukee, WI 53202		September			with the Funds).
2008.

42

MANAGEMENT (Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Officers

Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp Fund
(age 66)	Chief Executive	since September 2007.	Services, LLC (May 1991 to present).
615 E. Michigan Street
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term	Senior Vice President, Compliance
(age 46)	Principal	since June 2003.	and Administration, U.S. Bancorp
615 E. Michigan Street	Executive		Fund Services, LLC (March 1997
Milwaukee, WI 53202	Officer		to present).

Cheryl L. King	Treasurer and	Indefinite term	Vice President, Compliance and
(age 52)	Principal	since December 2007.	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial		Services, LLC (October 1998
Milwaukee, WI 53202	Officer		to present).

Kevin J. Hayden	Assistant	Indefinite term	Assistant Vice President, Compliance
(age 42)	Treasurer	since September 2013.	and Administration, U.S. Bancorp
615 E. Michigan Street			Fund Services, LLC (June 2005
Milwaukee, WI 53202			to present).

Albert Sosa	Assistant	Indefinite term	Assistant Vice President, Compliance
(age 43)	Treasurer	since September 2013.	and Administration, U.S. Bancorp
615 E. Michigan Street			Fund Services, LLC (June 2004
Milwaukee, WI 53202			to present).

Michael L. Ceccato	Vice President,	Indefinite term	Senior Vice President, U.S. Bancorp
(age 56)	Chief Compliance	since September 2009.	Fund Services, LLC (February 2008
615 E. Michigan Street	Officer and		to present).
Milwaukee, WI 53202	AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Senior Vice President and Counsel,
(age 48)		since June 2007.	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street			(May 2006 to present).
Milwaukee, WI 53202

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2014, the Trust is comprised of 40 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-467-4632.

43

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Orinda Asset Management LLC
4 Orinda Way, Suite 100-B
Orinda, CA  94563

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 626-6080

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2014	FYE 2/28/2013
Audit Fees	$48,100	$33,800
Audit-Related Fees	N/A	N/A
Tax Fees	$9,300	$6,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2014	FYE 2/28/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2014	FYE 2/28/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                   /s/Douglas G. Hess
Douglas G. Hess, President

Date     May 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/Douglas G. Hess
Douglas G. Hess, President

Date     May 5, 2014

By (Signature and Title)*                    /s/Cheryl L. King
Cheryl L. King, Treasurer

Date     May 5, 2014

* Print the name and title of each signing officer under his or her signature.